EXHIBIT 10.12

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     STANDARD FORM OF AGREEMENT BETWEEN OWNER AND ARCHITECT

              AIA Document B141 - Electronic Format


THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES: CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

Copyright 1917, 1926, 1948, 1951, 1953, 1958, 1961, 1963, 1966, 1967, 1970,
1974, 1977, 1987 by The American Institute of Architects, 1735 New York Avenue, N.W., Washington, D.C., 10006-5292. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecution.


AGREEMENT
made as of the 25 day of March in the year of Nineteen Hundred and Ninety-eight.

BETWEEN the Owner:
(NAME AND ADDRESS)
RIO HOTEL & CASINO, INC.
3700 West Flamingo Road
Las Vegas, Nevada   89103

and the Architect:
(NAME AND ADDRESS)
ANTHONY A. MARNELL II, CHTD.
4495 South Polaris Avenue
Las Vegas ,Nevada   89103

For the following Project:
(INCLUDE DETAILED DESCRIPTION OF PROJECT, LOCATION, ADDRESS AND SCOPE.)


       RIO NORTH DEVELOPMENT

       Architect's Project Numbers: AAM276-97; 277-97; 278-97 & 279-97

       Rio Job Number 9999-3000

           SEE ATTACHMENT - A1


The Owner and Architect agree as set forth below.


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

                   ARTICLE I                      2.2.3.     The Architect  shall review  with  the
         ARCHITECT'S RESPONSIBILITIES             Owner   alternative  approaches  to  design   and
                                                  construction of the Project.
1.1. ARCHITECTS' SERVICES
                                                  2.2.4.      Based  on  the  mutually  agreed-upon
1.1.1.     The Architect's services consist  of   program,   schedule   and   construction   budget
those  services  performed  by  the  Architect,   requirements,  the Architect shall  prepare,  for
Architect's     employees    and    Architect's   approval   by   the   Owner,   Schematic   Design
consultants as enumerated in Articles 2  and  3   Documents   consisting  of  drawings  and   other
of   this  Agreement  and  any  other  services   documents    illustrating    the    scale     and
included in Article 12.                           relationship of Project components.

1.2.3.     The  Architect's services  shall  be   2.2.5.     The  Architect  shall  submit  to  the
performed  as  expeditiously as  is  consistent   Owner  a  preliminary  estimate  of  Construction
with  professional  skill  and  care  and   the   Cost  based on current area, volume or other unit
orderly  progress of the Work. Upon request  of   costs.
the  Owner, the Architect shall submit for  the
Owner's approval a schedule for the performance   2.3  DESIGN DEVELOPMENT PHASE
of   the  Architect's  services  which  may  be
adjusted  as  the Project proceeds,  and  shall   2.3.1.     Based on the approved Schematic Design
include allowances for periods of time required   Documents and any adjustments authorized  by  the
for  the  Owner's  review and for  approval  of   Owner  in  the  program, schedule or construction
submissions  by authorities having jurisdiction   budget,   the   Architect  shall   prepare,   for
over  the Project.  Time limits established  by   approval   by   the  Owner,  Design   Development
this  schedule approved by the Owner shall not,   Documents   consisting  of  drawings  and   other
except for reasonable cause, be exceeded by the   documents  to  fix  and  describe  the  size  and
Architect or Owner.                               character  of  the  Project as to  architectural,
                                                  structural,  mechanical and  electrical  systems,
1.1.3.      The   services  covered   by   this   materials  and  such  other elements  as  may  be
Agreement  are subject to the time  limitations   appropriate.
contained in Subparagraph 11.5.1.
                                                  2.3.2.     The Architect shall advise  the  Owner
                   ARTICLE 2                      of  any  adjustments to the preliminary  estimate
      SCOPE OF ARCHITECT'S BASIC SERVICES         of Construction Cost.

2.1  DEFINITION                                   2.4  CONSTRUCTION DOCUMENTS PHASE

2.1.1.      The   Architect's  Basic   Services   2.4.1.       Based   on   the   approved   Design
consist  of  those described in Paragraphs  2.2   Development    Documents    and    any    further
through  2.6 and any other services  identified   adjustments  in  the  scope  or  quality  of  the
in  Article  12 as part of Basic Services,  and   Project  or in the construction budget authorized
include   normal  structural,  mechanical   and   by  the  Owner, the Architect shall prepare,  for
electrical engineering services.                  approval  by  the  Owner, Construction  Documents
                                                  consisting   of   Drawings   and   Specifications
2.2  SCHEMATIC DESIGN PHASE                       setting forth in detail the requirements for  the
                                                  construction of the Project.
2.2.1.      The  Architect  shall  review   the
program furnished by the Owner to ascertain the   2.4.2.     The Architect shall assist the  Owner,
requirements of the Project and shall arrive at   only   if   requested  by  the  Owner,   in   the
a  mutual  understanding of  such  requirements   preparation    of    the    necessary     bidding
with the Owner.                                   information,  bidding forms,  the  Conditions  of
                                                  the  Contact,  and the form of Agreement  between
2.2.2.      The  architect  shall   provide   a   the Owner and Contractor.
preliminary evaluation of the Owner's  program,
schedule  and construction budget requirements,   2.4.3.     The Architect shall advise  the  Owner
each  in  terms  of the other, subject  to  the   of   any   adjustments  to  previous  preliminary
limitations set forth in Subparagraph 5.2.1.      estimates of Construction


                                                                                            Page #2
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Cost  indicated  by changes in requirements  or   and  to determine in general if the Work is being
general market conditions.                        performed  in a manner indicating that  the  Work
                                                  when  completed  will be in accordance  with  the
2.4.4      The Architect shall assist the Owner   Contract   Documents.   However,  the   Architect
in  connection  with the Owner's responsibility   shall  not  be  required to  make  exhaustive  or
for  filing documents required for the approval   continuous  on-site  inspections  to  check   the
of governmental authorities having jurisdiction   quality  or quantity of the Work.  On  the  basis
over the Project.                                 of  on-site  observations as  an  architect,  the
                                                  Architect  shall keep the Owner informed  of  the
2.5  BIDDING OR NEGOTIATION PHASE                 progress  and  quality of  the  Work,  and  shall
                                                  endeavor  to guard the Owner against defects  and
2.5.1.     The Architect, following the Owner's   deficiencies  in the Work. (More  extensive  site
approval of the Construction Documents  and  of   representation may be agreed to as an  Additional
the latest preliminary estimate of Construction   Service, as described in Paragraph 3.2.)
Cost,  shall  assist the Owner  and  negotiated
Contractor,  only  if  requested  by  Owner  in   2.6.6.     The  Architect shall not have  control
obtaining  bids  or  negotiated  proposals  and   over  or  charge of and shall not be  responsible
assist in awarding and preparing contracts  for   for   construction  means,  methods,  techniques,
construction.                                     sequences   or   procedures,   or   for    safety
                                                  precautions and programs in connection  with  the
 2.6  CONSTRUCTION PHASE-ADMINISTRATION OF THE    Work,  since  these are solely  the  Contractor's
             CONSTRUCTION CONTRACT                responsibility    under    the    Contract    for
                                                  Construction.   The  Architect   shall   not   be
2.6.1      The  Architect's  responsibility  to   responsible  for  the Contractor's  schedules  or
provide  Basic  Services for  the  Construction   failure to carry out the Work in accordance  with
Phase  under this Agreement commences with  the   the  Contract Documents.  The Architect shall not
award  of  the  Contract for  Construction  and   have  control over or charge of acts or omissions
terminates  at the earlier of the  issuance  to   of   the  Contractor,  Subcontractors,  or  their
the  Owner of the final Certificate for Payment   agents  or  employees, or of  any  other  persons
by  the Contractor or 60 days after the date of   performing portions of the Work.
Substantial  Completion  of  the  Work,  unless
extended   under  the  terms  of   Subparagraph   2.6.7.     The Architect shall at all times  have
10.3.3.                                           access  to the Work wherever it is in preparation
                                                  or progress.
2.6.2.       The   Architect   shall    provide
administration of the Contract for Construction   2.6.8.    Except as may otherwise be provided  in
as set forth below unless otherwise provided in   the    Contract   Documents   or   when    direct
this Agreement.                                   communications  have  been specially  authorized,
                                                  the   Owner   and  Contractor  shall  communicate
2.6.3.       Duties,    responsibilities    and   through  the  Architect.  Communications  by  and
limitations of authority of the Architect shall   with   the   Architect's  consultants  shall   be
not be restricted, modified or extended without   through the Architect.
written  agreement of the Owner  and  Architect
with  consent of the Contractor, which  consent   2.6.9.     Based  on the Architect's observations
shall not be unreasonably withheld.               and  evaluations of the Contractor's Applications
                                                  for  Payment,  the  Architect  shall  review  and
2.6.4.       The   Architect   shall    be    a   certify the amounts due the Contractor., only  if
representative of and shall advise and  consult   requested by the Owner.
with  the  Owner (1) during construction  until
final payment to the Contractor is due, and (2)   2.6.10.   [Intentionally omitted]
as   an   Additional  Service  at  the  Owner's
direction   from  time  to  time   during   the
correction period described in the Contract for
Construction.    The   Architect   shall   have
authority to act on behalf of the Owner only to
the  extent  provided in this Agreement  unless
otherwise modified by written instrument.

2.6.5     The Architect shall visit the site at
intervals   appropriate   to   the   stage   of
construction  or  as otherwise  agreed  by  the
Owner   and  Architect  in  writing  to  become
generally   familiar  with  the  progress   and
quality of the Work completed

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2.6.11.   The Architect shall have authority to   When  professional certification  of  performance
reject  Work  which  does not  conform  to  the   characteristics   of   materials,   systems    or
Contract  Documents.   Whenever  the  Architect   equipment  is required by the Contract Documents,
considers   it   necessary  or  advisable   for   the  Architect  shall be entitled  to  rely  upon
implementation  of the intent of  the  Contract   such   certification   to  establish   that   the
Documents, the Architect will have authority to   materials,  systems or equipment  will  meet  the
require additional inspection or testing of the   performance  criteria required  by  the  Contract
Work  in accordance with the provisions of  the   Documents.
Contract Documents, whether or not such Work is
fabricated,  installed or completed.   However,   2.6.13.    The  Architect  may  authorize   minor
neither this authority of the Architect  nor  a   changes  in  the Work not involving an adjustment
decision  made in good faith either to exercise   in  the  Contract  Sum  or an  extension  of  the
or  not  to exercise such authority shall  give   Contract  Time  which are not  inconsistent  with
rise  to  a  duty  or  responsibility  of   the   the intent of the Contract Documents.
Architect  to  the Contractor,  Subcontractors,
material and equipment suppliers, their  agents   2.6.14.    The  Architect shall  forward  to  the
or   employees  or  other  persons   performing   Owner  for  the Owner's review and  records,  any
portions of the Work.                             other  written  warranties and related  documents
                                                  required  by  the  Contract  Documents  and   not
2.6.12.     The  Architect  shall  review   and   received,  assembled and issued directly  to  the
approve  or take other appropriate action  upon   Owner by the Contractor.
Contractor's submittals such as Shop  Drawings,
Product  Data  and Samples, but  only  for  the   2.6.15.    The  Architect  shall  interpret   and
limited  purpose  of checking  for  conformance   decide  matters  concerning  performance  of  the
with  information given and the design  concept   Owner  and  Contractor under the requirements  of
expressed  in  the  Contract  Documents.    The   the  Contract  Documents on  written  request  of
Architect's  action shall be  taken  with  such   either  the Owner or Contractor.  The Architect's
reasonable promptness as to cause no  delay  in   response  to  such requests shall  be  made  with
the Work or in the construction of the Owner or   reasonable promptness and within any time  limits
of   separate   contractors,   while   allowing   agreed upon.
sufficient time in the Architect's professional
judgment to permit adequate review.  Review  of   2.6.16.    Interpretations and decisions  of  the
such  submittals  is  not  conducted  for   the   Architect shall be consistent with the intent  of
purpose   of   determining  the  accuracy   and   and   reasonably  inferable  from  the   Contract
completeness   of   other   details   such   as   Documents and shall be in writing or in the  form
dimensions and quantities or for substantiating   of  drawings.   When making such  interpretations
instructions for installation or performance of   and   initial  decisions,  the  Architect   shall
equipment or systems designed by the Contractor   endeavor to secure faithful performance  by  both
to   the   extent  required  by  the   Contract   Owner  and  Contractor, shall not show partiality
Documents.   The Architect's review  shall  not   to  either,  and shall not be liable for  results
constitute  approval of safety precautions  or,   of  interpretations or decisions so  rendered  in
unless  otherwise specifically  stated  by  the   good faith.
Architect,  of  construction  means,   methods,
techniques,   sequences  or  procedures.    The   2.6.17.    The Architect's decisions  on  matters
architect's approval of a specific  item  shall   relating  to aesthetic effect shall be  final  if
not  indicate approval of an assembly of  which   consistent  with  the  intent  expressed  in  the
item is a component.                              Contract Documents.

                                                  2.6.18.    The  Architect  shall  render  written
                                                  decisions  within  a  reasonable  time   on   all
                                                  claims,  disputes  or other matters  in  question
                                                  between the Owner and Contractor relating to  the
                                                  execution or progress of the Work as provided  in
                                                  the Contract Documents.

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2.6.19     The Architect's decisions on claims,   Agreement.
disputes  or other matters, including those  in
question  between  the  Owner  and  Contractor,   3.3  CONTINGENT ADDITIONAL SERVICES
except  for those relating to aesthetic  effect
as  provided in Subparagraph 2.6.17,  shall  be   3.3.1.       Making   revisions   in    Drawings,
subject  to  arbitration as  provided  in  this   Specifications  or  other  documents  when   such
Agreement and in the Contract Documents.          revisions are:

                                                     .1       inconsistent   with   approvals    or
                   ARTICLE 3                           instructions previously given by the  Owner,
              ADDITIONAL SERVICES                      including   revisions  made   necessary   by
                                                       adjustments  in  the  Owner's   program   or
GENERAL                                                Project budget;

3.1.1.    The service described in this Article      .2     required  by the enactment or  revision
3  are not included in Basic Services unless so        of  codes, laws or regulations subsequent to
identified  in  Article 12, and they  shall  be        the preparation of such documents; or
paid  for  by  the  Owner as provided  in  this
Agreement, in addition to the compensation  for      .3     due to changes required as a result  of
Basic  Services.  The services described  under        the  Owner's failure to render decisions  in
Paragraphs  3.2 and 3.4 shall only be  provided        a timely manner.
if  authorized or confirmed in writing  by  the
Owner.   If services described under Contingent   3.3.2.    Providing services required because  of
Additional  Services  in  Paragraph   3.3   are   significant  changes  in the  Project  including,
required   due  to  circumstances  beyond   the   but  not  limited to, size, quality,  complexity,
Architect's control, the Architect shall notify   the  Owner's schedule, or the method  of  bidding
the  Owner  prior to commencing such  services.   or  negotiating and contracting for construction,
If the Owner deems that such services described   except  for  services required under Subparagraph
under Paragraph 3.3 are not required, the Owner   5.2.5.
shall   give  prompt  written  notice  to   the
Architect.   If the Owner indicates in  writing   3.3.3.    Preparing Drawings, Specifications  and
that  all or part of such Contingent Additional   other    documentation   and   supporting   data,
Services are not required, the Architect  shall   evaluating Contractor's proposals, and  providing
have no obligation to provide those services.     other  services in connection with Change  Orders
                                                  and Construction Change Directives
3.2  PROJECT REPRESENTATION BEYOND BASIC
     SERVICES                                     3.3.4.     Providing services in connection  with
                                                  evaluating   substitutions   proposed   by    the
                                                  Contractor  and  making subsequent  revisions  to
3.2.1.     If more extensive representation  at   Drawings,  Specifications and other documentation
the  site  than  is described  in  Subparagraph   resulting within.
2.6.5  is  required by the Owner, the Architect
shall    provide    one   or    more    Project   3.3.5.      Providing   consultation   concerning
Representatives to assist in carrying out  such   replacement  of  Work damaged by  fire  or  other
additional on-site responsibilities.              cause   during   construction,   and   furnishing
                                                  services   required   in  connection   with   the
3.2.2.     Project  representatives  shall   be   replacement of such Work.
selected,   employed  and   directed   by   the
Architect,   and   the   Architect   shall   be   3.3.6.     Providing services made  necessary  by
compensated therefor as agreed by the Owner and   the  default of the Contractor, by major  defects
Architect.                                        or  deficiencies  in the Work of the  Contractor,
                                                  or  by failure of performance of either the Owner
3.2.3.     Through  the  observations  by  such   or    Contractor   under   the    Contract    for
Project  Representatives, the  Architect  shall   Construction.
endeavor to provide further protection for  the
Owner  against defects and deficiencies in  the   3.3.7     [Intentionally omitted.]
Work,    but   furnishing   of   such   project
representation  shall not  modify  the  rights,   3.3.8.     Providing services in connection  with
responsibilities   or   obligations   of    the   a   public  hearing,  arbitration  proceeding  or
Architect as described elsewhere in this          legal  proceeding except where the  Architect  is
                                                  party thereto.

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3.3.9.     Preparing documents  for  alternate,   3.4.14.   Providing services for planning  tenant
separate   or  sequential  bids  or   providing   or rental spaces.
services    in    connection   with    bidding,
negotiation  or  construction  prior   to   the   3.4.15.    Making investigations, inventories  of
completion of the Construction Documents Phase.   materials   or   equipment,  or  valuations   and
                                                  detailed appraisals of existing facilities.
3.4  OPTIONAL ADDITIONAL SERVICES
                                                  3.4.16.   Preparing a set of reproducible  record
3.4.1.     Providing analyses  of  the  Owner's   drawings showing significant changes in the  Work
needs  and programming the requirements of  the   made   during  construction  based  on  marked-up
Project.                                          prints, drawings and other data furnished by  the
                                                  Contractor to the Architect.
3.4.2.     Providing financial  feasibility  or
other special studies.                            3.4.17.      Providing    assistance    in    the
                                                  utilization  of  equipment  or  systems  such  as
3.4.3.     Providing  planning  surveys,   site   testing, adjusting and balancing, preparation  of
evaluations   or   comparative    studies    of   operation   and  maintenance  manuals,   training
prospective sites.                                personnel  for  operation  and  maintenance,  and
                                                  consultation during operation.
3.4.4.        Providing    special     surveys,
environmental studies and submissions  required   3.4.18.    Providing services after  issuance  to
for  approvals  of governmental authorities  or   the  Owner  of the final Certificate for  Payment
others  having  jurisdiction over  the  Project   BY  THE CONTRACTOR, or in the absence of a  final
beyond  that  normally required to gain  public   Certificate for Payment, more than 60 days  after
hearing   before  the  Clark  County   Planning   the date of Substantial Completion of the Work.
Commission and Clark County Commissioners  with
regard to Architectural Review, Variance,  etc.   3.4.19.    Providing services of consultants  for
if required.                                      other  than architectural, structural, mechanical
                                                  and   electrical  engineering  portions  of   the
3.4.5.    Providing services relative to future   Project provided as a part of Basic Services.
facilities, systems and equipment.
                                                  3.4.20.     Providing  any  other  services   not
3.3.6.     Providing  services  to  investigate   otherwise  included  in  this  Agreement  or  not
existing  conditions or facilities or  to  make   customarily   furnished   in   accordance    with
measured drawings thereof                         generally accepted architectural practice.

3.4.7.     Providing  services  to  verify  the
accuracy   of  drawings  or  other  information                       ARTICLE 4
furnished by the Owner.                                       OWNER'S RESPONSIBILITIES

3.4.8.        Providing     coordination     of   4.1.  The  Owner  shall provide full  information
construction performed by separate  contractors   regarding    requirements   for   the    Project,
or  by  the Owner's own forces and coordination   including  a  program which shall set  forth  the
of   services   required  in  connection   with   Owner's  objectives,  schedule,  constraints  and
construction  performed and equipment  supplied   criteria,   including  space   requirements   and
by the Owner.                                     relationships,     flexibility,    expandability,
                                                  special     equipment,    systems    and     site
3.4.9.    Providing services in connection with   requirements.
the  work of a construction manager or separate
consultants retained by the Owner.                4.2.  The  Owner shall establish  and  update  an
                                                  overall  budget  for the Project,  including  the
3.4.10.     Providing  detailed  estimates   of   Construction  Cost, the Owner's other  costs  and
Construction Cost.                                reasonable contingencies related to all of  these
                                                  costs.
3.4.11.    Providing detailed quantity  surveys
or   inventories  of  material,  equipment  and   4.3.  If  requested by the Architect,  the  Owner
labor.                                            shall    furnish    evidence    that    financial
                                                  arrangements have been made
3.4.12.    Providing  analyses  of  owning  and
operating costs.

3.4.13.   [Intentionally omitted.]

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to  fulfill the Owner's obligations under  this   4.9    The  services,  information,  surveys  and
Agreement.                                        reports  required by Paragraphs 4.5  through  4.8
                                                  shall  be  furnished at the Owner's expense,  and
4.4. The Owner shall designate a representative   the  Architect shall be entitled to rely upon the
authorized  to act on the Owner's  behalf  with   accuracy and completeness thereof.
respect  to  the Project.  The  Owner  or  such
authorized    representative    shall    render   4.19 Prompt written notice shall be given by  the
decisions  in  a  timely manner  pertaining  to   Owner  to  the  Architect if  the  Owner  becomes
documents submitted by the Architect  in  order   aware  of  any fault or defect in the Project  or
to  avoid unreasonable delay in the orderly and   nonconformance with the Contract Documents.
sequential    progress   of   the   Architect's
services.  Refer to Article 12; paragraph 12.2.   4.11  The  proposed language of  certificates  or
                                                  certifications  requested  of  the  Architect  or
4.5. The Owner shall furnish surveys describing   Architect's  consultants shall  be  submitted  to
physical characteristics, legal limitations and   the  Architect for review and approval  at  least
utility  locations for the site of the Project,   14  days prior to execution.  The Owner shall not
and  a  written legal description of the  site.   request   certifications   that   would   require
The   surveys   and  legal  information   shall   knowledge  or services beyond the scope  of  this
include,  as  applicable, grades and  lines  of   Agreement.
streets,   alleys,  pavements   and   adjoining
property  and  structures;  adjacent  drainage;                       ARTICLE 5
rights-of-way,     restrictions,     easements,                   CONSTRUCTION COST
encroachments,   zoning,   deed   restrictions,
boundaries and contours of the site; locations,   5.1  DEFINITION
dimensions,  and necessary data  pertaining  to
existing  buildings,  other  improvements   and   5.1.1      The  Construction Cost  shall  be  the
trees;  and  information  concerning  available   total cost or estimated cost to the Owner of  all
utility  services and lines,  both  public  and   elements of the Project designed or specified  by
private,   above  and  below  grade,  including   the Architect.
inverts  and  depths.  All information  on  the
survey   shall  be  referenced  to  a   project   5.1.2      The  Construction Cost  shall  include
benchmark.                                        the  cost  at current market rates of  labor  and
                                                  materials  furnished by the Owner  and  equipment
4.6   [Intentionally omitted] REFER TO  ARTICLE   designed,   specified,  selected   or   specially
12; PARAGRAPH 12.4.                               provided  for by the Architect, plus a reasonable
                                                  allowance  for  the  Contractor's  overhead   and
4.6.1.     The Owner shall furnish the services   profit.  In addition, a reasonable allowance  for
of  other  consultants when such  services  are   contingencies  shall  be  included   for   market
reasonable required by the scope of the Project   conditions  at  the  time  of  bidding  and   for
and are requested by the Architect.               changes in the Work during construction.

4.7.   The   Owner  shall  furnish  structural,   5.13  Construction  Cost  does  not  include  the
mechanical,  chemical, air and water  pollution   compensation  of  the Architect  and  Architect's
tests, tests for hazardous materials, and other   consultants,  the  costs of the land,  rights-of-
laboratory and environmental tests, inspections   way,  financing  or  other costs  which  are  the
and  reports  required by law or  the  Contract   responsibility  of  the  Owner  as  provided   in
Documents.                                        Article 4.

4.8.   The  Owner  shall  furnish  all   legal,   5.2 RESPONSIBILITY FOR CONSTRUCTION COST
accounting and insurance counseling services as
may  be  necessary at any time for the Project,   5.2.1.     Evaluations  of  the  Owner's  Project
including  auditing  services  the  Owner   may   budget,  preliminary  estimates  of  Construction
require to verify the Contractor's Applications   Cost   and  detailed  estimates  of  Construction
for  Payment  or to ascertain how or  for  what   Cost,   if   any,  prepared  by  the   Architect,
purposes the Contractor has used the money paid   represent  the  Architect's best  judgment  as  a
by or on behalf of the Owner.                     design    professional    familiar    with    the
                                                  construction   industry.    It   is   recognized,
                                                  however,  that  neither  the  Architect  nor  the
                                                  Owner   has  control  over  the  cost  of  labor,
                                                  materials  or  equipment, over  the  Contractor's
                                                  methods  of  determining  bid  prices,  or   over
                                                  competitive   bidding,  market   or   negotiating
                                                  conditions.   Accordingly, the  Architect  cannot
                                                  and does not warrant or

                                                                                            Page #7

represent  that bids or negotiated prices  will   Services   performed   whether   or    not    the
not  vary  from the Owner's Project  budget  or   Construction Phase is commenced.
from  any  estimate  of  Construction  Cost  or
evaluation  prepared  or  agreed  to   by   the                       ARTICLE 6
Architect.                                                  USE OF ARCHITECT'S DRAWINGS,
                                                         SPECIFICATIONS AND OTHER DOCUMENTS
5.2.2.     No fixed limit of Construction  Cost
shall  be  established as a condition  of  this   6.1    The  Drawings,  Specifications  and  other
Agreement   by  the  furnishing,  proposal   or   documents  prepared  by the  Architect  for  this
establishment of a Project budget, unless  such   Project   are   instruments  of  the  Architect's
fixed limit has been agreed upon in writing and   service  for  use  solely with  respect  to  this
signed by the parties hereto.  If such a  fixed   Project  and,  unless  otherwise  provided,   the
limit has been established, the Architect shall   Architect  shall  be deemed the author  of  these
be   permitted  to  include  contingencies  for   documents  and  shall  retain  all  common   law,
design,   bidding  and  price  escalation,   to   statutory  and  other reserved rights,  including
determine  what materials, equipment, component   the  copyright.  The Owner shall be permitted  to
systems  and types of  construction are  to  be   retain copies, including reproducible copies,  of
included  in  the Contract Documents,  to  make   the   Architect's  Drawings,  Specifications  and
reasonable  adjustments in the  scope  of   the   other documents for information and reference  in
Project   and   to  include  in  the   Contract   connection with the Owner's use and occupancy  of
Documents   alternate  bids   to   adjust   the   the    Project.    The   Architect's    Drawings,
Construction  Cost to the fixed  limit.   Fixed   Specifications or other documents  shall  not  be
limits,  if  any,  shall be  increased  in  the   used  by  the Owner or others on other  projects,
amount  of  an  increase in  the  Contract  Sum   for  additions to this Project or for  completion
occurring  after execution of the Contract  for   of  this  Project by others, unless the Architect
Construction.                                     is   adjudged  to  be  in  default   under   this
                                                  Agreement,  except by agreement  in  writing  and
5.2.3.     If the Bidding or Negotiation  Phase   with appropriate compensation to the Architect.
has  not  commenced within 90  days  after  the
Architect submits the Construction Documents to   6.2   Submission or distribution of documents  to
the Owner, any Project budget or fixed limit of   meet  official  regulatory  requirements  or  for
Construction Cost shall be adjusted to  reflect   similar  purposes in connection with the  project
changes in the general level of prices  in  the   is   not  to  be  construed  as  publication   in
construction  industry  between  the  date   of   derogation of the Architect's reserved rights.
submission of the Construction Documents to the
Owner  and  the  date  on which  proposals  are                       ARTICLE 7
sought.                                                              ARBITRATION

5.2.4.    If a fixed limit of Construction Cost   7.1    Claims,  disputes  or  other  matters   in
(adjusted as provided in Subparagraph 5.2.3) is   question  between the parties to  this  Agreement
exceeded  by  the  lowest  bona  fide  bid   or   arising  out of or relating to this Agreement  or
negotiated proposal, the Owner shall:             breach  thereof shall be subject to  and  decided
                                                  by    arbitration   in   accordance   with    the
   .1     give  written approval of an increase   Construction  Industry Arbitration Rules  of  the
    in such fixed limit;                          American  Arbitration  Association  currently  in
                                                  effect   unless   the  parties   mutually   agree
   .2     authorize  rebidding or renegotiating   otherwise.
    of the Project within a reasonable time;
                                                  7.2   Demand  for arbitration shall be  filed  in
   .3      if   the   Project   is   abandoned,   writing  with  the other party to this  Agreement
    terminate   in  accordance  with  Paragraph   and  with  the  American Arbitration Association.
    8.3; or                                       A  demand for arbitration shall be made within  a
                                                  reasonable  time  after  the  claim,  dispute  or
   .4     cooperate  in  revising  the  Project   other  matter  in  question has  arisen.   In  no
    scope  and  quality as required  to  reduce   event  shall the demand for arbitration  be  made
    the Construction Cost.                        after  the  date  when institution  of  legal  or
                                                  equitable   proceedings  based  on  such   claim,
5.2.5.   If the Owner chooses to proceed  under   dispute  or  other  matter in question  would  be
Clause    5.2.4.4,   the   Architect,   without   barred    by    the   applicable   statutes    of
additional  charge, shall modify  the  Contract   limitations.
Documents as necessary to comply with the fixed
limit,  if established as a condition  of  this
Agreement.   The   modification   of   Contract
Documents shall be the limit of the Architect's
responsibility arising out of the establishment
of  a  fixed  limit.   The Architect  shall  be
entitled  to  compensation in  accordance  with
this Agreement for all


                                                                                            Page #8

7.3   No arbitration arising out of or relating   seven  days' written notice to the Owner, suspend
to    this   Agreement   shall   include,    by   performance  of  services under  this  Agreement.
consolidation, joinder or in any other  manner,   Unless  payment  in  full  is  received  by   the
an  additional person or entity not a party  to   Architect  within seven days of the date  of  the
this   Agreement,  except  by  written  consent   notice,  the suspension shall take effect without
containing   a  specific  reference   to   this   further notice.  In the event of a suspension  of
Agreement  signed by the Owner, Architect,  and   services,  the Architect shall have no  liability
any other person or entity sought to be joined.   to  the  Owner  for  delay or damage  caused  the
Consent  to arbitration involving an additional   Owner because of such suspension of services.
person  or entity shall not constitute  consent
to  arbitration of any claim, dispute or  other   8.6   In  the event of termination not the  fault
matter in question not described in the written   of   the   Architect,  the  Architect  shall   be
consent or with a person or entity not named or   compensated  for  services  performed  prior   to
described therein.  The foregoing agreement  to   termination, together with Reimbursable  Expenses
arbitrate  and  other agreements  to  arbitrate   then  due and all Termination Expenses as defined
with   an  additional  person  or  entity  duly   in Paragraph 8.7.
consented  to by the parties to this  Agreement
shall be specifically enforceable in accordance   8.7   Termination  Expenses are  in  addition  to
with   applicable  law  in  any  court   having   compensation  for Basic and Additional  Services,
jurisdiction thereof.                             and   include   expenses   which   are   directly
                                                  attributable    to   termination.     Termination
7.4   The  award rendered by the arbitrator  or   Expenses  shall  be computed as a  percentage  of
arbitrators shall be final, and judgment may be   the  total  compensation for Basic  Services  and
entered  upon it in accordance with  applicable   Additional  Services  earned  to  the   time   of
law in any court having jurisdiction thereof.     termination, as follows:

                   ARTICLE 8                         .1       Twenty    percent   of   the    total
          TERMINATION, SUSPENSION OR                   compensation   for  Basic   and   Additional
                  ABANDONMENT                          Services   earned  to  date  if  termination
                                                       occurs before or during the predesign,  site
8.1  This Agreement may be terminated by either        analysis, or Schematic Design Phases; or
party  upon  not less than seven days'  written
notice    should   the   other    party    fail      .2     Ten  percent  of the total compensation
substantially to perform in accordance with the        for Basic and Additional Services earned  to
terms of this Agreement through no fault of the        date   if  termination  occurs  during   the
party initiating the termination.                      Design Development Phase; or

8.2   If the Project is suspended by the  Owner      .3     Five  percent of the total compensation
for   more   than  30  consecutive  days,   the        for  Basic and Additional Service earned  to
Architect  shall  be compensated  for  services        date   if  termination  occurs  during   any
performed  prior to notice of such  suspension.        subsequent phase.
When  the  Project is resumed, the  Architect's
compensation  shall  be equitably  adjusted  to                       ARTICLE 9
provide   for   expenses   incurred   in    the               MISCELLANEOUS PROVISIONS
interruption and resumption of the  Architect's
services.                                         9.1   Unless  otherwise provided, this  Agreement
                                                  shall  be  governed by the law of  the  principal
8.3   This Agreement may be terminated  by  the   place of business of the Architect.
Owner  upon  not less than seven days'  written
notice  to the Architect in the event that  the   9.2  [Intentionally omitted.]
Project  is  permanently  abandoned.   If   the
Project is abandoned by the Owner for more than   9.3   Causes  of  action between the  parties  to
90   consecutive   days,  the   Architect   may   this Agreement pertaining to acts or failures  to
terminate  this  Agreement  by  giving  written   act  shall  be  deemed to have  accrued  and  the
notice.                                           applicable   statutes   of   limitations    shall
                                                  commence  to run not later than either  the  date
8.4   Failure of the Owner to make payments  to   of  Substantial Completion for acts  or  failures
the Architect in accordance with this Agreement   to    act    occurring   prior   to   Substantial
shall  be considered substantial nonperformance   Completion, or the date of issuance of the  final
and cause for termination.                        Certificate for Payment for acts or

8.5 If the Owner fails to make payment when due the Architect for services and expenses, the Architect may, upon


                                                                                            Page #9

failures  to  act  occurring after  Substantial               PAYMENTS TO THE ARCHITECT
Completion.
                                                  10.1 DIRECT PERSONNEL EXPENSE
9.4   The Owner and Architect waive all  rights
against each other and against the contractors,   10.1.1    Direct Personnel Expense is defined  as
consultants, agents and employees of the  other   the  direct salaries of the Architect's personnel
for damages, but only to the extent covered  by   engaged  on  the Project and the portion  of  the
property  insurance during  construction.   The   cost    of    their   mandatory   and   customary
Owner  and Architect each shall require similar   contributions and benefits related thereto,  such
waivers from their contractors, consultants and   as  employment taxes and other statutory employee
agents.                                           benefits,   insurance,  sick   leave,   holidays,
                                                  vacations,  pensions  and  similar  contributions
9.5   The  Owner  and Architect,  respectively,   and benefits.
bind  themselves,  their partners,  successors,
assigns and legal representatives to the  other   10.2 REIMBURSABLE EXPENSES
party  to  this Agreement and to the  partners,
successors,  assigns and legal  representatives   10.2.1     Reimbursable Expenses are in  addition
of   such  other  party  with  respect  to  all   to   compensation   for  Basic   and   Additional
covenants of this Agreement.  Neither Owner nor   Services  and  include expenses incurred  by  the
Architect  shall assign this Agreement  without   Architect    and   Architect's   employees    and
the written consent of the other.                 consultants  in the interest of the  Project,  as
                                                  identified in the following Clauses.
9.6   This Agreement represents the entire  and
integrated  agreement  between  the  Owner  and   10.2.1.1    Expenses   of    transportation    in
Architect    and    supersedes    all     prior   connection   with   the  Project;   expenses   in
negotiations,  representations  or  agreements,   connection  with  authorized out-of-town  travel;
either written or oral.  This Agreement may  be   long-distance communications; and fees  paid  for
amended  only by written instrument  signed  by   securing    approval   of   authorities    having
both Owner and Architect.                         jurisdiction over the Project.

9.7   Nothing contained in this Agreement shall   10.2.1.2  Expense of reproducing photographs and
create  a  contractual relationship with  or  a   other  documents  other than those  used  by  the
cause  of  action  in favor of  a  third  party   Architect for his Consultants or in-house use.
against either the Owner or Architect.
                                                  10.2.1.3  If authorized in advance by the  Owner,
9.8    Unless   otherwise  provided   in   this   expense  of  overtime work requiring higher  than
Agreement,   the   Architect  and   Architect's   regular rates.
consultants  shall  have no responsibility  for
the  discovery, presence, handling, removal  or   10.2.1.4    Expense  of  additional   renderings,
disposal of or exposure of persons to hazardous   artwork,  not  provided for by Architect,  and/or
materials  in  any  form at the  Project  site,   models and mock-ups as specifically requested  by
including but not limited to asbestos, asbestos   the Owner for his exclusive use on the Project.
products,  polychlorinated  biphenyl  (PCB)  or
other toxic substances.                           10.2.1.5    Expense   of   additional   insurance
                                                  coverage   or   limits,  including   professional
9.9   The  Architect shall have  the  right  to   liability  insurance, requested by the  Owner  in
include  representations of the design  of  the   excess  of that normally carried by the Architect
Project,  including photographs of the exterior   and Architect's consultants.
and interior, among the Architect's promotional
and  professional materials.   The  Architect's   10.2.1.6  [Intentionally omitted.]
materials   shall  not  include   the   Owner's
confidential or proprietary information if  the   10.3 PAYMENTS ON ACCOUNT OF BASIC SERVICES
Owner  has previously advised the Architect  in
writing  of the specific information considered   10.3.1     An  initial payment as  set  forth  in
by the Owner to be confidential or proprietary.   Paragraph 11.1 is the minimum payment under  this
The owner shall provide professional credit for   Agreement.
the  Architect on the construction sign and  in
the promotional materials for the Project.

                  ARTICLE 10

                                                                                           Page #10

10.3.2.     Subsequent   payments   for   Basic   SERVICES
Services  shall  be  made  monthly  and,  where
applicable, shall be in proportion to  services   10.4.1     Payments on account of the Architect's
performed within each phase of service, on  the   Additional    Services   and   for   Reimbursable
basis set forth in subparagraph 11.2.2.           Expenses  shall be made monthly upon presentation
                                                  of   the   Architect's  statement   of   services
10.3.3.    If and to the extent that  the  time   rendered or expenses incurred.
initially established in Subparagraph 11.5.1 of
this  Agreement is exceeded or extended through   10.5 PAYMENTS WITHHELD
no fault of the Architect, compensation for any
services rendered during the additional  period   10.5.1.    No deductions shall be made  from  the
of  time  shall be computed in the  manner  set   Architect's  compensation on account of  penalty,
forth in subparagraph 11.3.2.                     liquidated  damages or other sums  withheld  from
                                                  payments  to  contractors, or on account  of  the
10.3.4.    When  compensation  is  based  on  a   cost of changes in the Work other than those  for
percentage   of  Construction  cost   and   any   which the Architect has been found to be liable.
portions   of  the  Project  are   deleted   or
otherwise  not  constructed,  compensation  for   10.6 ARCHITECT'S ACCOUNTING RECORDS
those  portions of the Project shall be payable
to  the extent services are performed on  those   10.6.1.    Records of Reimbursable  Expenses  and
portions,  in accordance with the schedule  set   expenses  pertaining to Additional  Services  and
forth in Subparagraph 11.2.2, based on (1)  the   services performed on the basis of a multiple  of
lowest bona fide bid or negotiated proposal, or   Direct  Personnel Expense shall be  available  to
(2) if no such bid or proposal is received, the   the    Owner    or    the   Owner's    authorized
most    recent    preliminary    estimate    of   representative at mutually convenient times.
Construction  Cost  or  detailed  estimate   of
construction  Cost  for such  portions  of  the
Project.

10.4 PAYMENTS ON ACCOUNT OF ADDITIONAL


                           ARTICLE 11
                      BASIS OF COMPENSATION

The Owner shall compensate the Architect as follows:

11.1 AN INITIAL PAYMENT of ZERO Dollars ($ -0- ) shall be made upon execution of this Agreement and credited to the Owner's account at final payment.

11.2 BASIC COMPENSATION

11.2.1 FOR BASIC SERVICES, as described in Article 2, and any other services included in Article 12 as part of Basic Services, Basic Compensation shall be computed as follows: (Insert basis of compensation, including stipulated sums, multiples or percentages, and identify phases to which particular methods of compensation apply, if necessary.)

BASIC COMPENSATION SHALL BE THE ARCHITECTURAL AND ENGINEERING FEE, CALCULATED AT 4.25 PERCENT (%) OF ACTUAL CONSTRUCTION COSTS INCLUDING SPECIALTY EQUIPMENT (I.E. FOOD AND BAR SERVICE EQUIPMENT, ELEVATORS, LIGHTING, SOUND EQUIPMENT, ETC., AND ACTUAL F.F. & E. BUYOUT, WHICH INCLUDE: WALLCOVERING, CARPET, SPECIALTY LIGHTING, FIXTURES, FURNISHINGS, MILLWORK AND FINISHER). THIS ARCHITECTURAL AND ENGINEERING FEE WOULD EQUAL TO 4.25 PERCENT (%) OF THE CONSTRUCTION/F.F.&E, COSTS, OR (SEE ATTACHMENT 11.2.1A)

11.2.2. Where compensation is based on a stipulated sum or percentage of Construction Cost, progress payments for Basic Service in each phase shall total the following percentages of the total Basic Compensation payable: (Insert additional phases as appropriate.)


Schematic Design Phase:              N/A percent (  %)
Design Development Phase:                percent (  %)
Construction Documents Phase:            percent (  %)
Bidding or Negotiation Phase:            percent (  %)

                                                          Page #11

Construction Phase:                      percent (  %)

11.3 COMPENSATION FOR ADDITIONAL SERVICES

11.3.1. FOR PROJECT REPRESENTATION BEYOND BASIC SERVICES, as described in Paragraph 3.2, compensation shall be computed as follows:

COMPENSATION SHALL BE PAID TO THE ARCHITECT IN AN AMOUNT  AND  AT
THE  TIMES  AS  MAY BE AGREED UPON BETWEEN OWNER  AND  ARCHITECT,
SHOULD  PROJECT REPRESENTATION BEYOND BASIC SERVICES BE  REQUIRED
AN AUTHORIZED BY OWNER.

11.3.2. FOR ADDITIONAL SERVICES OF THE ARCHITECT, as described in Articles 3 and 12, other than (1) Additional Project Representation, as described an Paragraph 3.2, and (2) services included in Article 12 as part of Basic Services, but excluding services of consultants, compensation shall be computed as follows:
(INSERT BASIS OF COMPENSATION, INCLUDING RATES AND/OR MULTIPLES OF DIRECT PERSONNEL EXPENSE FOR PRINCIPALS AND EMPLOYEES, AND IDENTIFY PRINCIPALS AND CLASSIFY EMPLOYEES, IF REQUIRED. IDENTIFY SPECIFIC SERVICES TO WHICH PARTICULAR METHODS OF COMPENSATION APPLY, IF NECESSARY.)

SCHEDULE OF RATES (AS OF 03/25/98)

PRINCIPAL/MANAGER             $125.00 PER HOUR
PROJECT ARCHITECT:            $105.00 PER HOUR
DESIGNER/DRAFTSMAN:           $ 75.00 PER HOUR
COMPUTER TECHNICIAN:          $ 45.00 PER HOUR
SECRETARIAL/CLERK:            $ 35.00 PER HOUR

11.3.3 FOR ALL ADDITIONAL SERVICES OF CONSULTANTS, including additional structural, mechanical and electrical engineering services and those provided under Subparagraph 3.4.19 or identified in Article 12 as part of Additional Services, a multiple of ZERO ( -0-) times the amounts billed to the Architect for such services.
(IDENTIFY  SPECIFIC  TYPES  OF  CONSULTANTS  IN  ARTICLE  12,  IF
REQUIRED)

11.4 REIMBURSABLE EXPENSES

11.4.1 FOR REIMBURSABLE EXPENSES, as described in Paragraph 10.2, and any other items included in Article 12 as Reimbursable Expenses, a multiple of ZERO ( -0- ) times the expenses incurred by the Architect, the Architect's employees and consultants in the interest of the Project.

11.5 ADDITIONAL PROVISIONS

11.5.1. IF THE BASIC SERVICES covered by this Agreement have not been completed within TWENTY ( 20 ) months of the date hereof, through no fault of the Architect, extension of the Architect's services beyond that time shall be compensated as provided in Subparagraphs 10.3.3 and 11.3.2.

11.5.2. Payments are due and payable TWENTY-ONE ( 21 ) days from the date of the Architect's invoice. Amounts unpaid TWENTY-TWO ( 22 ) days after the invoice date shall bear interest at the rate entered below, or in the absence thereof at the legal rate prevailing from time to time at the principal place of business of the Architect.

(INSERT RATE OF INTEREST AGREED UPON.)

CURRENT PRIME RATE OF INTEREST PLUS TWO (2%) PERCENT AS THAT RATE
IS ESTABLISHED BY BANK OF AMERICA OF NEVADA.

(USURY LAWS AND REQUIREMENTS UNDER THE FEDERAL TRUTH IN LENDING ACT, SIMILAR STATE AND LOCAL CONSUMER CREDIT LAWS AND OTHER REGULATIONS AT THE OWNER'S AND ARCHITECT'S PRINCIPAL PLACES OF BUSINESS, THE LOCATION OF THE PROJECT AND ELSEWHERE MAY AFFECT THE VALIDITY OF THIS PROVISION. SPECIFIC LEGAL ADVICE SHOULD BE OBTAINED WITH RESPECT TO DELETIONS OR MODIFICATIONS, AND ALSO REGARDING REQUIREMENTS SUCH AS WRITTEN DISCLOSURE OR WAIVERS.)


11.5.3     The  rates  and  multiples set  forth  for  Additional
Services shall be annually adjusted in accordance with normal salary review practices of the Architect.

                                                         Page #12

                           ARTICLE 12
                  OTHER CONDITIONS OR SERVICES

(INSERT  DESCRIPTIONS  OF  OTHER  SERVICES,  IDENTIFY  ADDITIONAL
SERVICES INCLUDED WITHIN BASIC COMPENSATION AND MODIFICATIONS  TO
THE PAYMENT AND COMPENSATION TERMS INCLUDED IN THIS AGREEMENT.)

     ARCHITECT'S RELATIONSHIP WITH CONTRACTOR:

12.1 THE OWNER ACKNOWLEDGES THAT THE ARCHITECT ON THE PROJECT IS A PROFESSIONAL CORPORATION WHICH IS OWNED BY ANTHONY A. MARNELL II, WHO, IN ADDITION TO BEING A LICENSED ARCHITECT WITHIN THE
STATE OF NEVADA, IS ALSO THE MAJORITY STOCKHOLDER OF MARNELL CORRAO ASSOCIATES, INC., THE CONTRACTOR ON THE PROJECT. THE
OWNER ACKNOWLEDGES THIS RELATIONSHIP BETWEEN ARCHITECT AND CONTRACTOR AND ACCEPTS IN EVERY RESPECT THIS CLOSE ASSOCIATION BETWEEN TWO OF THEM. IN LIGHT OF THE SPECIAL RELATIONSHIP EXISTING BETWEEN THE ARCHITECT AND CONTRACTOR, THE OWNER AGREES THAT IN CASE OF TERMINATION OF THE CONTRACTOR FOR WHATEVER REASON, THE TERMS AND CONDITIONS OF THIS AGREEMENT WILL, AT THE OPTION OF THE ARCHITECT, BE RENEGOTIATED, THE OWNER AND ARCHITECT AGREE THAT ALL DOCUMENTS PROVIDED HEREIN SHALL BE SOLELY FOR USE ON THIS PROJECT, AND THE OWNER UNDERSTANDS AND AGREES THAT MARNELL CORRAO ASSOCIATES, INC., SHALL BE THE GENERAL CONTRACTOR ON THE PROJECT.

     OWNER'S PROJECT REPRESENTATIVE:

12.2 THE OWNER SHALL DESIGNATE REPRESENTATIVE(S) AUTHORIZED TO ACT IN THE OWNER'S BEHALF WITH RESPECT TO THIS PROJECT. THE OWNER OR SUCH AUTHORIZED REPRESENTATIVE(S) SHALL EXAMINE THE DOCUMENTS SUBMITTED BY THE ARCHITECT AND SHALL RENDER DECISIONS PERTAINING THERETO PROMPTLY TO AVOID UNREASONABLE DELAY IN THE PROGRESS OF THE ARCHITECT'S SERVICES. FOR PURPOSES OF THIS AGREEMENT, THE REPRESENTATIVE(S) SHALL BE CARY REHM.

     INSURANCE:

12.3 THE ARCHITECT SHALL EFFECT AND MAINTAIN INSURANCE TO PROTECT HIMSELF FROM CLAIMS UNDER WORKMEN'S COMPENSATION ACTS; CLAIMS FOR DAMAGES BECAUSE OF BODILY INJURY INCLUDING PERSONAL INJURY, SICKNESS OR DISEASE, OR DEATH OF ANY OF HIS EMPLOYEES, AND FOR CLAIMS FOR DAMAGES BECAUSE OF INJURY TO OR DESTRUCTION OF TANGIBLE PROPERTY INCLUDING LOSS OF USE OF RESULTING THEREFROM; AND FROM CLAIMS ARISING OUT OF THE PERFORMANCE OF PROFESSIONAL SERVICES CAUSED BY ANY ERRORS, OMISSIONS OR NEGLIGENT ACTS OF THE ARCHITECT. ARCHITECT SHALL SECURE PROFESSIONAL LIABILITY INSURANCE IN THE AMOUNT OF ONE MILLION DOLLLARS ($1,000,000) AND SHALL REMAIN IN FULL FORCES AND EFFECT DURING THE ENTIRE COURSE OF THE WORK AND SHALL ENDEAVOR TO MAINTAIN THAT DOLLAR AMOUNT OF INSURANCE FOR A PERIOD OF SEVEN (7) YEARS AFTER COMPLETION OF THE PROJECT.

     OTHER SERVICES:

12.4 THE ARCHITECT SHALL FURNISH THE SERVICES TO PROVIDE AND BE RESPONSIBLE FOR ANY SUBMISSION AND/OR THE COORDINATION REQUIRED TO GAIN APPROVAL BY ANY PUBLIC OR PRIVATE COMPANY AND/OR OTHER GOVERNMENTAL AGENCIES HAVING JURISDICTION OVER THE PROJECT INCLUDING THE PARADISE TOWN BOARD, CLARK COUNTY PLANNING COMMISSION; CLARK COUNTY COMMISSIONERS; CLARK COUNTY DEPARTMENT OF BUILDING AND SAFETY; CLARK COUNTY FIRE DEPARTMENT; STATE OF NEVADA FIRE MARSHALL; LAS VEGAS VALLEY WATER DISTRICT; CLARK COUNTY SANITATION DISTRICT; NEVADA POWER COMPANY; CENTRAL TELEPHONE COMPANY AND SOUTHWEST GAS CORPORATION.

WHERE INDIVIDUALS ARE SPECIFICALLY DESIGNATED, OWNER AND ARCHITECT GRANT EACH OTHER THE RIGHT TO SUBSTITUTE OTHER INDIVIDUALS IN THE EVENT OF DEATH, DISABILITY, OR DISMISSAL WITH APPROVAL OF THE OTHER PARTY WITH SUCH APPROVAL NOT TO BE UNREASONABLY WITHHELD.

THE  ARCHITECT SHALL PROVIDE LIEN RELEASES FOR THE  PROJECT  FROM
ALL CONSULTANTS UPON COMPLETION AND FINAL PAYMENT FOR THE PROJECT
TO ARCHITECT, ONLY IF REQUESTED BY OWNER.

                                                         Page #13

This Agreement entered into as of the day and year first written above.

OWNER                               ARCHITECT


/S/ John Lipkowitz                  /S/ Anthony A. Marnell II
(SIGNATURE) John Lipkowitz          (SIGNATURE)
(PRINTED NAME AND TITLE) Exec. VP   ANTHONY A. MARNELL, ARCHITECT
                                    (PRINTED NAME AND TITLE)



                                                          Page #14

STANDARD FORM OF AGREEMENT - BETWEEN OWNER AND ARCHITECT:

RIO NORTH DEVELOPMENT - (PROJECT DESCRIPTION CONT'D.)

ATTACHMENT A1:

WHEREAS. THE OWNER INTENDS TO DESIGN, CONSTRUCT AND MAINTAIN  NEW
FACILITIES AS FOLLOWS:

RIO SITE DEVELOPMENT - ARCHITECT'S PROJECT NUMBER 276-97

     * Master Plan and develop all remaining Site Areas including new Swimming Pools, Waterfalls and Pool Courtyards as required to coordinate with the current ongoing projects:

          277-97         Rio Palazzo Suites
          278-97         Rio Entertainment / Convention Center
          279-97         Rio Valet Garage

     * In addition this Project shall include the Preliminary Design of the Employee Parking Garage. This preliminary design will confirm space allocation, grade and drainage issues as well as site circulation in preparation for this future Garage.

RIO PALAZZO SUITES, ARCHITECT'S PROJECT NUMBER 277-97

     * The  design and construction of a 4-Story Luxury Suite
       Building and Connecting Corridor to The Rio Suite Hotel, consisting of:

          *    Two (2) - One (1) Bedroom Suites
          *    Two (2) - Two (2) Bedroom Suites
          *    Three (3) - Three (3) Bedroom Suites
          *    Two (2) - six (6) Bedroom Suites

     * For a total of Nine (9) Palazzo Suites in a building of some
       87,000 sf.

RIO  ENTERTAINMENT  /  CONVENTION  CENTER,   ARCHITECT'S  PROJECT
NUMBER 278-97

     * The  design and construction of a new Entertainment  &
       Convention Center with some 99,000 sf Ballrooms and Public Rooms, +38,000 Public Corridors and Lobbies and +143,000 sf Back Of House, Basement and Second Levels. This Project also includes the Design Development of the adjacent Theater of some 1,300 seats. This Design Development will confirm space allocations, circulation and functional capability with the Entertainment / Convention Center. In addition, this Project includes the Remodel of the Spa and Michael's Salon and the addition of some 5,000 sf, as well as the Remodel of the Existing Convention Hallway.

RIO VALET GARAGE, ARCHITECT'S PROJECT NUMBER 279-97

     * The Design and Construction of a Four (4) Level (Partial
       Basement Level and Three (3) Elevated Decks) Valet Only Parking Garage at the South West Corner of the Rio Property (adjacent to Flamingo and Valley View Boulevard). This Garage will have +572 to 615 Parking Stalls.

STANDARD  FORM  OF AGREEMENT - BETWEEN OWNER AND ARCHITECT:   RIO
NORTH DEVELOPMENT -  ATTACHMENT A1: (CONTINUED PAGE TWO)

Professional Architectural and Engineering services for the general Scope of the Project and included within the Agreement is as follows:

RIO SITE DEVELOPMENT - ARCHITECT'S PROJECT NUMBER 276-97
1.   Aerial Site Topo Survey Engineering
2.   Architectural Design & Coordination
3.   Civil Design & Engineering
4.   Drainage & Flood Report
5.   Electrical Design & Engineering
6.   Landscape Design Documents & Specifications
7.   Pool Hydraulic Design & Engineering
8.   Structural Design & Engineering
9.   Traffic Study & Report

RIO PALAZZO SUITES, ARCHITECT'S PROJECT NUMBER 277-97
1.   Acoustic Design & Consultation
2.   Aerial Site Topo Survey Engineering
3.   Architectural Design & Coordination
4.   Civil Design & Engineering
5.   Drainage & Floor Report
6.   Electrical Design & Engineering
7.   Food & Beverage Service Equipment Design & Specifications
8.   Interior Design Documents & Specifications
9.   Landscape Design Documents & Specifications
10.  Life Safety Systems Design Consultation
11.  Mechanical Design & Engineering
12.  On-Site Civil Engineering
13.  Plumbing Design & Engineering
14.  Pool Hydraulic Design Engineering
15.  Soils Investigation & Engineering
16.  Specialty Lighting
17.  Structural Design & Engineering
18.  Traffic Study & Report
19.  Vertical Transportation Consultant, Design & Specs
20.  MATV System Design

STANDARD  FORM  OF AGREEMENT - BETWEEN OWNER AND ARCHITECT:   RIO
NORTH DEVELOPMENT - ATTACHMENT A1: (CONTINUED PAGE THREE)



RIO ENTERTAINMENT / CONVENTION CENTER, ARCHITECT'S PROJECT NUMBER
278-97:
1.   Acoustic Design & Consultation
2.   Aerial Site Topo Survey Engineering
3.   Architectural Design & Coordination
4.   Civil Design & Engineering
5.   Drainage & Floor Report
6.   Electrical Design & Engineering
7.   Food & Beverage Service Equipment Design & Specifications
8.   Interior Design Documents & Specifications
9.   Landscape Design Documents & Specifications
10.  Life Safety Systems Design Consultation
11.  Mechanical Design & Engineering
12.  On-Site Civil Engineering
13.  Plumbing Design & Engineering
14.  Satellite Up-Link / Antenna / Switching & Video  Projection
     Design Consultation
15.  Soils Investigation & Engineering
16.  Sound & Page Design Consultation
17.  Structural Design & Engineering
18.  Theatre Design
19.  Traffic Study & Report
20.  Vertical Transportation Consultant, Design & Specs

RIO VALET GARAGE, ARCHITECT'S PROJECT NUMBER 279-97
1.   Aerial Site Topo Survey Engineering
2.   Architectural Design & Coordination
3.   Civil Design & Engineering
4.   Drainage & Flood Report
5.   Electrical Design & Engineering
6.   Landscape Design Documents & Specifications
7.   One-Site Civil Engineering
8.   Plumbing Design & Engineering
9.   Structural Design & Engineering
10.  Traffic Study & Report

RIO NORTH DEVELOPMENT

STANDARD FORM OF AGREEMENT - BETWEEN OWNER AND ARCHITECT:

11.2 BASIC COMPENSATION -

                       ATTACHMENT 11.2.1A


*    RIO SITE DEVELOPMENT, AAM 276-97;                        $669,947.00

     A   payment   equal  to  1/18  of  the   Basic
     Compensation  shall  be paid  monthly  to  the
     Architect  commencing on 24 October  1997  and
     continuing on the 24th day of each  and  every
     month  thereafter  through  and  including  24
     March 1999.


*    RIO PALAZZO SUITES, AAM 277-97;                        $1,919,803.00

     A   payment   equal   to   1/15  of  the Basic
     Compensation shall  be  paid  monthly  to  the
     Architect commencing  on   24 October 1997 and
     continuing on the 24th day of each  and  every
     month  thereafter  through  and  including  24
     December 1998.


*    RIO ENTERTAINMENT /CONVENTION CENTER, AAM 278-97;      $3,280,248.00

     A payment equal to 1/18 of the Basic Compensation shall be paid monthly to the Architect commencing on 24 October 1997 and continuing on the 24th day of each and every month thereafter through and including 24 March 1999.


*    RIO VALET GARAGE,  AAM 279-97;                           $254,111.00

     A payment equal to 1/9 of the Basic Compensation shall be paid monthly to the Architect commencing on 24 October 1997 and continuing on the 24th day of each and every month thereafter through and including 24 June 1998.

TOTAL RIO NORTH DEVELOPMENT ARCHITECTURAL & ENGINEERING FEE:
                                                            =============
                                                            $6,124,109.00

           ASSIGNMENT OF INTELLECTUAL PROPERTY RIGHTS

         AGREEMENT made this ______ day ___________, 19_____,  by
and between A.A. Marnell II Chtd., with offices located at 4495 South Polaris Avenue, Las Vegas 89103 (hereinafter call ("Assignor") and RIO PROPERTIES, INC., a Nevada corporation, with offices located at 3700 W. Flamingo Road, Las Vegas, Nevada 89103 (hereinafter call "Assignee").

                            RECITALS

     WHEREAS,  Assignor  has created and authored  various  Works
          (hereinafter "Works"), included but not limited to the hotel and related facility concepts, names, plans, designs, schematics, blue prints, renderings, color applications and layouts for the Rio Hotel and Casino in Las Vegas, Nevada, all of which constitute protectable intellectual properties including, but not limited to copyright, patent and trade secret interests, which may give rise to trademark and trade dress rights, (hereinafter "Interests"); all pursuant to Architectural Agreement entered into by and between Assignor and Assignee dated _________________.

     WHEREAS, Assignor desires to transfer entire ownership in the Work(s), and all Interest therein, to Assignee for which Assignee has agreed to give Assignor adequate consideration;

    WHEREAS,  Assignor and Assignee further acknowledge that such an Agreement must be in writing and signed by Assignor in order to be valid and binding, the Parties thus agree that this Assignment shall constitute that writing.

      IT IS THEREFORE agreed between Assignor and Assignee as follows:

     1. Grant of Rights. Assignor hereby grants, transfers, assigns, and conveys to Assignee, its successors and assigns, the entire title, right, interest, ownership and all subsidiary rights in and to the Works, and all Interests therein, which Assignor may possess as the author or owner of the Works. Those Works shall include but not be limited to those Works set forth in Attachment I attached hereto and incorporated herein by reference. Said Grant of Rights shall include but not be limited to Assignor agreeing to assist and aid Assignee in any efforts or actions undertaken by Assignee to protect the Interests applicable to the Works, such actions including but not limited to securing registration of copyrights, trademarks (Federal or state), trade dress, or patent(s) therein which resulting registrations shall be in Assignee's name as claimant, and the right to secure renewals, reissues, and extension of any Intellectual Property interests in the United States of America or any foreign country.

     2. Consideration. Assignor and Assignee further agree and acknowledge that the consideration for Assignment by Assignor shall be deemed to be (20%) twenty percent of architectural fees to be paid pursuant to above referred Agreements. The Parties hereto further agree that said consideration is full and adequate compensation for such Assignment by the Assignor to the Assignee.

     3.    Warranty of Interests.        Assignor hereby confirms
and warrants to Assignee that as of the date of this Assignment, Assignor is the lawful owner of good and marketable title in and to all of the Works and Interests there in described and has the full legal rights to assign the same.

     4.    Execution of Future Documents.     The Assignee agrees
to execute and deliver to Assignor any and all documents that may be necessary or are helpful to the Assignee in securing or perfecting the registration of the rights conveyed herein.

     5.    Miscellaneous Provisions.     The following provisions
shall further apply to this assignment:

          a. Scope of Agreement. All terms of this agreement are applicable to any portion or part of the Works, as well as the Works in their entirety.

          b.    Construction.   For purposes of  construction  of
          this Agreement, the language used herein shall be construed as the language of both parties and neither party shall be deemed the draftee.

          c. Notices. Any notice which either party desires to give to the other in connection with this Agreement shall be give in writing and shall be mailed by certified mail or by registered mail to the address herein set forth, return receipt requested, and such notice shall be deemed to have been received by the other party upon such mailing. Each party may change its address by written notice in accords with this provision.

          d. Waiver. The failure of either party to insist on strict compliance with any of the terms, covenants, or condition of this agreement by the other party shall not be deemed a waiver of that term, covenant, or condition, nor shall any waiver or relinquishment of any right or power for all or any other time.

          e. Arbitration. In the event a dispute arises between the parties as to any term or condition in this Agreement, the parties agree to resolve such dispute by submitting the dispute to binding arbitration before the Nevada Arbitration Association, or American Arbitration Association in Las Vegas, Nevada. The decision of the Arbitration shall be conclusive and enforceable by any court of competent jurisdiction. The prevailing party shall be entitled to its reasonable attorney fees.

          f. Interpretation and Enforcement. This Agreement shall be interpreted under applicable intellectual property laws of the United States, including but not limited to the Copyright Act, the Trademark Act as Revised, patent laws of the United States, as well as any other and such applicable laws of the State of Nevada.

          g. Severability. All non-material terms and conditions of this Agreement shall be severable one from the other so should any provision be held illegal or unenforceable by a competent court of jurisdiction, the remaining provisions shall remain in effect.

          h. This agreement constitutes the entire agreement between the Parties hereto relating as to transfer of Assignor's rights in the Works and supersedes any prior oral or written agreement or understanding between the parties relating to such rights in said Works(s).

     IN WITNESS WHEREOF and intended to be legally bound by, the Parties have hereunder set their hands, the day and the first year written above.





/S/ Anthony A. Marnell II, Assignor  /S/ John Lipkowitz, Assignee
--------------------                 -------------------
Anthony A. Marnell II,              RIO PROPERTIES, INC.
Chartered                            By:  John Lipkowitz
By:  Anthony A. Marnell II           Its: Exec. VP
     its President

     STANDARD FORM OF AGREEMENT BETWEEN OWNER AND ARCHITECT

              AIA Document B141 - Electronic Format


THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES: CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

Copyright 1917, 1926, 1948, 1951, 1953, 1958, 1961, 1963, 1966, 1967, 1970,
1974, 1977, 1987 by The American Institute of Architects, 1735 New York Avenue, N.W., Washington, D.C., 10006-5292. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecution.


AGREEMENT
made as of the 25 day of March in the year of Nineteen Hundred and Ninety-eight.

BETWEEN the Owner:
(NAME AND ADDRESS)
RIO HOTEL & CASINO, INC.
3700 West Flamingo Road
Las Vegas, Nevada   89103

and the Architect:
(NAME AND ADDRESS)
ANTHONY A. MARNELL II, CHTD.
4495 South Polaris Avenue
Las Vegas ,Nevada   89103

For the following Project:
(INCLUDE DETAILED DESCRIPTION OF PROJECT, LOCATION, ADDRESS AND SCOPE.)
    RIO LOWRISE REMODELS - Architect's Project No. AAM273-97 -
    Rio Job No.9999-1000
WHEREAS, the Owner intends to design, construct and maintain
Interior Remodels including:


1.  Employee Dining Room Upgrades       10.  Sushi Bar Addition
2.  Lobby Remodel/Concierge Desk        11.  Martini's Bar Remodel
3.  Restrooms Relocation                12.  Marketing Office Remodel
4.  High Limit Slots Relocation         13.  Poker Tournament Room
5.  High Limit Salon Enlargement        14.  Village 2nd Floor Exhibit Space
6.  Copa Showroom Entry Remodel         15.  Carpet Walkway at Casino
7.  TV's Addition at Village Bar        16.  Garage Lobby Enhancements
8.  New Chinese Restaurant              17.  Copa Showroom Video Screen Replacement
9.  Arcade Relocation                   18.  Casino Video Wall Relocation

Professional Architectural and Engineering services for the general Scope of the Project and included within the Agreement is as follows:


1.  Architectural Design and Coordination     6.  Structural Design & Engineering
2.  Electrical Design & Engineering           7.  Food & Beverage Service Equipment
3.  Mechanical Design and Engineering               Documents & Specifications
4.  Plumbing Design & Engineering             8.  Interior Design Documents & Specifications
5.  Life Safety Systems Design Consultation   9.  Sound and Page Design Consultation

For purposes of this agreement, the Scope of Work delineated above shall be titled: Rio Lowrise Remodels Architect's Project
#AAM273-97;
 Rio Job #9999-1000, hereinafter referred to as the "Project".

The Owner and Architect agree as set forth below.


                   ARTICLE I                      2.2.3.     The Architect  shall review  with  the
         ARCHITECT'S RESPONSIBILITIES             Owner   alternative  approaches  to  design   and
                                                  construction of the Project.
1.1. ARCHITECTS' SERVICES
                                                  2.2.4.      Based  on  the  mutually  agreed-upon
1.1.1.     The Architect's services consist  of   program,   schedule   and   construction   budget
those  services  performed  by  the  Architect,   requirements,  the Architect shall  prepare,  for
Architect's     employees    and    Architect's   approval   by   the   Owner,   Schematic   Design
consultants as enumerated in Articles 2  and  3   Documents   consisting  of  drawings  and   other
of   this  Agreement  and  any  other  services   documents    illustrating    the    scale     and
included in Article 12.                           relationship of Project components.

1.2.3.     The  Architect's services  shall  be   2.2.5.     The  Architect  shall  submit  to  the
performed  as  expeditiously as  is  consistent   Owner  a  preliminary  estimate  of  Construction
with  professional  skill  and  care  and   the   Cost  based on current area, volume or other unit
orderly  progress of the Work. Upon request  of   costs.
the  Owner, the Architect shall submit for  the
Owner's approval a schedule for the performance   2.3  DESIGN DEVELOPMENT PHASE
of   the  Architect's  services  which  may  be
adjusted  as  the Project proceeds,  and  shall   2.3.1.     Based on the approved Schematic Design
include allowances for periods of time required   Documents and any adjustments authorized  by  the
for  the  Owner's  review and for  approval  of   Owner  in  the  program, schedule or construction
submissions  by authorities having jurisdiction   budget,   the   Architect  shall   prepare,   for
over  the Project.  Time limits established  by   approval   by   the  Owner,  Design   Development
this  schedule approved by the Owner shall not,   Documents   consisting  of  drawings  and   other
except for reasonable cause, be exceeded by the   documents  to  fix  and  describe  the  size  and
Architect or Owner.                               character  of  the  Project as to  architectural,
                                                  structural,  mechanical and  electrical  systems,
1.1.3.      The   services  covered   by   this   materials  and  such  other elements  as  may  be
Agreement  are subject to the time  limitations   appropriate.
contained in Subparagraph 11.5.1.
                                                  2.3.2.     The Architect shall advise  the  Owner
                   ARTICLE 2                      of  any  adjustments to the preliminary  estimate
      SCOPE OF ARCHITECT'S BASIC SERVICES         of Construction Cost.

2.1  DEFINITION                                   2.4  CONSTRUCTION DOCUMENTS PHASE

2.1.1.      The   Architect's  Basic   Services   2.4.1.       Based   on   the   approved   Design
consist  of  those described in Paragraphs  2.2   Development    Documents    and    any    further
through  2.6 and any other services  identified   adjustments  in  the  scope  or  quality  of  the
in  Article  12 as part of Basic Services,  and   Project  or in the construction budget authorized
include   normal  structural,  mechanical   and   by  the  Owner, the Architect shall prepare,  for
electrical engineering services.                  approval  by  the  Owner, Construction  Documents
                                                  consisting   of   Drawings   and   Specifications
2.2  SCHEMATIC DESIGN PHASE                       setting forth in detail the requirements for  the
                                                  construction of the Project.
2.2.1.      The  Architect  shall  review   the
program furnished by the Owner to ascertain the   2.4.2.     The Architect shall assist the  Owner,
requirements of the Project and shall arrive at   only   if   requested  by  the  Owner,   in   the
a  mutual  understanding of  such  requirements   preparation    of    the    necessary     bidding
with the Owner.                                   information,  bidding forms,  the  Conditions  of
                                                  the  Contact,  and the form of Agreement  between
2.2.2.      The  architect  shall   provide   a   the Owner and Contractor.
preliminary evaluation of the Owner's  program,
schedule  and construction budget requirements,   2.4.3.     The Architect shall advise  the  Owner
each  in  terms  of the other, subject  to  the   of   any   adjustments  to  previous  preliminary
limitations set forth in Subparagraph 5.2.1.      estimates of Construction


                                                                                            Page #2

Cost  indicated  by changes in requirements  or   and  to determine in general if the Work is being
general market conditions.                        performed  in a manner indicating that  the  Work
                                                  when  completed  will be in accordance  with  the
2.4.4      The Architect shall assist the Owner   Contract   Documents.   However,  the   Architect
in  connection  with the Owner's responsibility   shall  not  be  required to  make  exhaustive  or
for  filing documents required for the approval   continuous  on-site  inspections  to  check   the
of governmental authorities having jurisdiction   quality  or quantity of the Work.  On  the  basis
over the Project.                                 of  on-site  observations as  an  architect,  the
                                                  Architect  shall keep the Owner informed  of  the
2.5  BIDDING OR NEGOTIATION PHASE                 progress  and  quality of  the  Work,  and  shall
                                                  endeavor  to guard the Owner against defects  and
2.5.1.     The Architect, following the Owner's   deficiencies  in the Work. (More  extensive  site
approval of the Construction Documents  and  of   representation may be agreed to as an  Additional
the latest preliminary estimate of Construction   Service, as described in Paragraph 3.2.)
Cost,  shall  assist the Owner  and  negotiated
Contractor,  only  if  requested  by  Owner  in   2.6.6.     The  Architect shall not have  control
obtaining  bids  or  negotiated  proposals  and   over  or  charge of and shall not be  responsible
assist in awarding and preparing contracts  for   for   construction  means,  methods,  techniques,
construction.                                     sequences   or   procedures,   or   for    safety
                                                  precautions and programs in connection  with  the
 2.6  CONSTRUCTION PHASE-ADMINISTRATION OF THE    Work,  since  these are solely  the  Contractor's
             CONSTRUCTION CONTRACT                responsibility    under    the    Contract    for
                                                  Construction.   The  Architect   shall   not   be
2.6.1      The  Architect's  responsibility  to   responsible  for  the Contractor's  schedules  or
provide  Basic  Services for  the  Construction   failure to carry out the Work in accordance  with
Phase  under this Agreement commences with  the   the  Contract Documents.  The Architect shall not
award  of  the  Contract for  Construction  and   have  control over or charge of acts or omissions
terminates  at the earlier of the  issuance  to   of   the  Contractor,  Subcontractors,  or  their
the  Owner of the final Certificate for Payment   agents  or  employees, or of  any  other  persons
by  the Contractor or 60 days after the date of   performing portions of the Work.
Substantial  Completion  of  the  Work,  unless
extended   under  the  terms  of   Subparagraph   2.6.7.     The Architect shall at all times  have
10.3.3.                                           access  to the Work wherever it is in preparation
                                                  or progress.
2.6.2.       The   Architect   shall    provide
administration of the Contract for Construction   2.6.8.    Except as may otherwise be provided  in
as set forth below unless otherwise provided in   the    Contract   Documents   or   when    direct
this Agreement.                                   communications  have  been specially  authorized,
                                                  the   Owner   and  Contractor  shall  communicate
2.6.3.       Duties,    responsibilities    and   through  the  Architect.  Communications  by  and
limitations of authority of the Architect shall   with   the   Architect's  consultants  shall   be
not be restricted, modified or extended without   through the Architect.
written  agreement of the Owner  and  Architect
with  consent of the Contractor, which  consent   2.6.9.     Based  on the Architect's observations
shall not be unreasonably withheld.               and  evaluations of the Contractor's Applications
                                                  for  Payment,  the  Architect  shall  review  and
2.6.4.       The   Architect   shall    be    a   certify the amounts due the Contractor., only  if
representative of and shall advise and  consult   requested by the Owner.
with  the  Owner (1) during construction  until
final payment to the Contractor is due, and (2)   2.6.10.   [Intentionally omitted]
as   an   Additional  Service  at  the  Owner's
direction   from  time  to  time   during   the
correction period described in the Contract for
Construction.    The   Architect   shall   have
authority to act on behalf of the Owner only to
the  extent  provided in this Agreement  unless
otherwise modified by written instrument.

2.6.5     The Architect shall visit the site at
intervals   appropriate   to   the   stage   of
construction  or  as otherwise  agreed  by  the
Owner   and  Architect  in  writing  to  become
generally   familiar  with  the  progress   and
quality of the Work completed

                                                                                            Page #3

2.6.11.   The Architect shall have authority to   When  professional certification  of  performance
reject  Work  which  does not  conform  to  the   characteristics   of   materials,   systems    or
Contract  Documents.   Whenever  the  Architect   equipment  is required by the Contract Documents,
considers   it   necessary  or  advisable   for   the  Architect  shall be entitled  to  rely  upon
implementation  of the intent of  the  Contract   such   certification   to  establish   that   the
Documents, the Architect will have authority to   materials,  systems or equipment  will  meet  the
require additional inspection or testing of the   performance  criteria required  by  the  Contract
Work  in accordance with the provisions of  the   Documents.
Contract Documents, whether or not such Work is
fabricated,  installed or completed.   However,   2.6.13.    The  Architect  may  authorize   minor
neither this authority of the Architect  nor  a   changes  in  the Work not involving an adjustment
decision  made in good faith either to exercise   in  the  Contract  Sum  or an  extension  of  the
or  not  to exercise such authority shall  give   Contract  Time  which are not  inconsistent  with
rise  to  a  duty  or  responsibility  of   the   the intent of the Contract Documents.
Architect  to  the Contractor,  Subcontractors,
material and equipment suppliers, their  agents   2.6.14.    The  Architect shall  forward  to  the
or   employees  or  other  persons   performing   Owner  for  the Owner's review and  records,  any
portions of the Work.                             other  written  warranties and related  documents
                                                  required  by  the  Contract  Documents  and   not
2.6.12.     The  Architect  shall  review   and   received,  assembled and issued directly  to  the
approve  or take other appropriate action  upon   Owner by the Contractor.
Contractor's submittals such as Shop  Drawings,
Product  Data  and Samples, but  only  for  the   2.6.15.    The  Architect  shall  interpret   and
limited  purpose  of checking  for  conformance   decide  matters  concerning  performance  of  the
with  information given and the design  concept   Owner  and  Contractor under the requirements  of
expressed  in  the  Contract  Documents.    The   the  Contract  Documents on  written  request  of
Architect's  action shall be  taken  with  such   either  the Owner or Contractor.  The Architect's
reasonable promptness as to cause no  delay  in   response  to  such requests shall  be  made  with
the Work or in the construction of the Owner or   reasonable promptness and within any time  limits
of   separate   contractors,   while   allowing   agreed upon.
sufficient time in the Architect's professional
judgment to permit adequate review.  Review  of   2.6.16.    Interpretations and decisions  of  the
such  submittals  is  not  conducted  for   the   Architect shall be consistent with the intent  of
purpose   of   determining  the  accuracy   and   and   reasonably  inferable  from  the   Contract
completeness   of   other   details   such   as   Documents and shall be in writing or in the  form
dimensions and quantities or for substantiating   of  drawings.   When making such  interpretations
instructions for installation or performance of   and   initial  decisions,  the  Architect   shall
equipment or systems designed by the Contractor   endeavor to secure faithful performance  by  both
to   the   extent  required  by  the   Contract   Owner  and  Contractor, shall not show partiality
Documents.   The Architect's review  shall  not   to  either,  and shall not be liable for  results
constitute  approval of safety precautions  or,   of  interpretations or decisions so  rendered  in
unless  otherwise specifically  stated  by  the   good faith.
Architect,  of  construction  means,   methods,
techniques,   sequences  or  procedures.    The   2.6.17.    The Architect's decisions  on  matters
architect's approval of a specific  item  shall   relating  to aesthetic effect shall be  final  if
not  indicate approval of an assembly of  which   consistent  with  the  intent  expressed  in  the
item is a component.                              Contract Documents.

                                                  2.6.18.    The  Architect  shall  render  written
                                                  decisions  within  a  reasonable  time   on   all
                                                  claims,  disputes  or other matters  in  question
                                                  between the Owner and Contractor relating to  the
                                                  execution or progress of the Work as provided  in
                                                  the Contract Documents.

                                                                                            Page #4

2.6.19     The Architect's decisions on claims,   Agreement.
disputes  or other matters, including those  in
question  between  the  Owner  and  Contractor,   3.3  CONTINGENT ADDITIONAL SERVICES
except  for those relating to aesthetic  effect
as  provided in Subparagraph 2.6.17,  shall  be   3.3.1.       Making   revisions   in    Drawings,
subject  to  arbitration as  provided  in  this   Specifications  or  other  documents  when   such
Agreement and in the Contract Documents.          revisions are:

                                                     .1       inconsistent   with   approvals    or
                   ARTICLE 3                           instructions previously given by the  Owner,
              ADDITIONAL SERVICES                      including   revisions  made   necessary   by
                                                       adjustments  in  the  Owner's   program   or
GENERAL                                                Project budget;

3.1.1.    The service described in this Article      .2     required  by the enactment or  revision
3  are not included in Basic Services unless so        of  codes, laws or regulations subsequent to
identified  in  Article 12, and they  shall  be        the preparation of such documents; or
paid  for  by  the  Owner as provided  in  this
Agreement, in addition to the compensation  for      .3     due to changes required as a result  of
Basic  Services.  The services described  under        the  Owner's failure to render decisions  in
Paragraphs  3.2 and 3.4 shall only be  provided        a timely manner.
if  authorized or confirmed in writing  by  the
Owner.   If services described under Contingent   3.3.2.    Providing services required because  of
Additional  Services  in  Paragraph   3.3   are   significant  changes  in the  Project  including,
required   due  to  circumstances  beyond   the   but  not  limited to, size, quality,  complexity,
Architect's control, the Architect shall notify   the  Owner's schedule, or the method  of  bidding
the  Owner  prior to commencing such  services.   or  negotiating and contracting for construction,
If the Owner deems that such services described   except  for  services required under Subparagraph
under Paragraph 3.3 are not required, the Owner   5.2.5.
shall   give  prompt  written  notice  to   the
Architect.   If the Owner indicates in  writing   3.3.3.    Preparing Drawings, Specifications  and
that  all or part of such Contingent Additional   other    documentation   and   supporting   data,
Services are not required, the Architect  shall   evaluating Contractor's proposals, and  providing
have no obligation to provide those services.     other  services in connection with Change  Orders
                                                  and Construction Change Directives
3.2  PROJECT REPRESENTATION BEYOND BASIC
     SERVICES                                     3.3.4.     Providing services in connection  with
                                                  evaluating   substitutions   proposed   by    the
                                                  Contractor  and  making subsequent  revisions  to
3.2.1.     If more extensive representation  at   Drawings,  Specifications and other documentation
the  site  than  is described  in  Subparagraph   resulting within.
2.6.5  is  required by the Owner, the Architect
shall    provide    one   or    more    Project   3.3.5.      Providing   consultation   concerning
Representatives to assist in carrying out  such   replacement  of  Work damaged by  fire  or  other
additional on-site responsibilities.              cause   during   construction,   and   furnishing
                                                  services   required   in  connection   with   the
3.2.2.     Project  representatives  shall   be   replacement of such Work.
selected,   employed  and   directed   by   the
Architect,   and   the   Architect   shall   be   3.3.6.     Providing services made  necessary  by
compensated therefor as agreed by the Owner and   the  default of the Contractor, by major  defects
Architect.                                        or  deficiencies  in the Work of the  Contractor,
                                                  or  by failure of performance of either the Owner
3.2.3.     Through  the  observations  by  such   or    Contractor   under   the    Contract    for
Project  Representatives, the  Architect  shall   Construction.
endeavor to provide further protection for  the
Owner  against defects and deficiencies in  the   3.3.7     [Intentionally omitted.]
Work,    but   furnishing   of   such   project
representation  shall not  modify  the  rights,   3.3.8.     Providing services in connection  with
responsibilities   or   obligations   of    the   a   public  hearing,  arbitration  proceeding  or
Architect as described elsewhere in this          legal  proceeding except where the  Architect  is
                                                  party thereto.

                                                                                            Page #5

3.3.9.     Preparing documents  for  alternate,   3.4.14.   Providing services for planning  tenant
separate   or  sequential  bids  or   providing   or rental spaces.
services    in    connection   with    bidding,
negotiation  or  construction  prior   to   the   3.4.15.    Making investigations, inventories  of
completion of the Construction Documents Phase.   materials   or   equipment,  or  valuations   and
                                                  detailed appraisals of existing facilities.
3.4  OPTIONAL ADDITIONAL SERVICES
                                                  3.4.16.   Preparing a set of reproducible  record
3.4.1.     Providing analyses  of  the  Owner's   drawings showing significant changes in the  Work
needs  and programming the requirements of  the   made   during  construction  based  on  marked-up
Project.                                          prints, drawings and other data furnished by  the
                                                  Contractor to the Architect.
3.4.2.     Providing financial  feasibility  or
other special studies.                            3.4.17.      Providing    assistance    in    the
                                                  utilization  of  equipment  or  systems  such  as
3.4.3.     Providing  planning  surveys,   site   testing, adjusting and balancing, preparation  of
evaluations   or   comparative    studies    of   operation   and  maintenance  manuals,   training
prospective sites.                                personnel  for  operation  and  maintenance,  and
                                                  consultation during operation.
3.4.4.        Providing    special     surveys,
environmental studies and submissions  required   3.4.18.    Providing services after  issuance  to
for  approvals  of governmental authorities  or   the  Owner  of the final Certificate for  Payment
others  having  jurisdiction over  the  Project   BY  THE CONTRACTOR, or in the absence of a  final
beyond  that  normally required to gain  public   Certificate for Payment, more than 60 days  after
hearing   before  the  Clark  County   Planning   the date of Substantial Completion of the Work.
Commission and Clark County Commissioners  with
regard to Architectural Review, Variance,  etc.   3.4.19.    Providing services of consultants  for
if required.                                      other  than architectural, structural, mechanical
                                                  and   electrical  engineering  portions  of   the
3.4.5.    Providing services relative to future   Project provided as a part of Basic Services.
facilities, systems and equipment.
                                                  3.4.20.     Providing  any  other  services   not
3.3.6.     Providing  services  to  investigate   otherwise  included  in  this  Agreement  or  not
existing  conditions or facilities or  to  make   customarily   furnished   in   accordance    with
measured drawings thereof                         generally accepted architectural practice.

3.4.7.     Providing  services  to  verify  the
accuracy   of  drawings  or  other  information                       ARTICLE 4
furnished by the Owner.                                       OWNER'S RESPONSIBILITIES

3.4.8.        Providing     coordination     of   4.1.  The  Owner  shall provide full  information
construction performed by separate  contractors   regarding    requirements   for   the    Project,
or  by  the Owner's own forces and coordination   including  a  program which shall set  forth  the
of   services   required  in  connection   with   Owner's  objectives,  schedule,  constraints  and
construction  performed and equipment  supplied   criteria,   including  space   requirements   and
by the Owner.                                     relationships,     flexibility,    expandability,
                                                  special     equipment,    systems    and     site
3.4.9.    Providing services in connection with   requirements.
the  work of a construction manager or separate
consultants retained by the Owner.                4.2.  The  Owner shall establish  and  update  an
                                                  overall  budget  for the Project,  including  the
3.4.10.     Providing  detailed  estimates   of   Construction  Cost, the Owner's other  costs  and
Construction Cost.                                reasonable contingencies related to all of  these
                                                  costs.
3.4.11.    Providing detailed quantity  surveys
or   inventories  of  material,  equipment  and   4.3.  If  requested by the Architect,  the  Owner
labor.                                            shall    furnish    evidence    that    financial
                                                  arrangements have been made
3.4.12.    Providing  analyses  of  owning  and
operating costs.

3.4.13.   [Intentionally omitted.]

                                                                                            Page #6

to  fulfill the Owner's obligations under  this   4.9    The  services,  information,  surveys  and
Agreement.                                        reports  required by Paragraphs 4.5  through  4.8
                                                  shall  be  furnished at the Owner's expense,  and
4.4. The Owner shall designate a representative   the  Architect shall be entitled to rely upon the
authorized  to act on the Owner's  behalf  with   accuracy and completeness thereof.
respect  to  the Project.  The  Owner  or  such
authorized    representative    shall    render   4.19 Prompt written notice shall be given by  the
decisions  in  a  timely manner  pertaining  to   Owner  to  the  Architect if  the  Owner  becomes
documents submitted by the Architect  in  order   aware  of  any fault or defect in the Project  or
to  avoid unreasonable delay in the orderly and   nonconformance with the Contract Documents.
sequential    progress   of   the   Architect's
services.  Refer to Article 12; paragraph 12.2.   4.11  The  proposed language of  certificates  or
                                                  certifications  requested  of  the  Architect  or
4.5. The Owner shall furnish surveys describing   Architect's  consultants shall  be  submitted  to
physical characteristics, legal limitations and   the  Architect for review and approval  at  least
utility  locations for the site of the Project,   14  days prior to execution.  The Owner shall not
and  a  written legal description of the  site.   request   certifications   that   would   require
The   surveys   and  legal  information   shall   knowledge  or services beyond the scope  of  this
include,  as  applicable, grades and  lines  of   Agreement.
streets,   alleys,  pavements   and   adjoining
property  and  structures;  adjacent  drainage;                       ARTICLE 5
rights-of-way,     restrictions,     easements,                   CONSTRUCTION COST
encroachments,   zoning,   deed   restrictions,
boundaries and contours of the site; locations,   5.1  DEFINITION
dimensions,  and necessary data  pertaining  to
existing  buildings,  other  improvements   and   5.1.1      The  Construction Cost  shall  be  the
trees;  and  information  concerning  available   total cost or estimated cost to the Owner of  all
utility  services and lines,  both  public  and   elements of the Project designed or specified  by
private,   above  and  below  grade,  including   the Architect.
inverts  and  depths.  All information  on  the
survey   shall  be  referenced  to  a   project   5.1.2      The  Construction Cost  shall  include
benchmark.                                        the  cost  at current market rates of  labor  and
                                                  materials  furnished by the Owner  and  equipment
4.6   [Intentionally omitted] REFER TO  ARTICLE   designed,   specified,  selected   or   specially
12; PARAGRAPH 12.4.                               provided  for by the Architect, plus a reasonable
                                                  allowance  for  the  Contractor's  overhead   and
4.6.1.     The Owner shall furnish the services   profit.  In addition, a reasonable allowance  for
of  other  consultants when such  services  are   contingencies  shall  be  included   for   market
reasonable required by the scope of the Project   conditions  at  the  time  of  bidding  and   for
and are requested by the Architect.               changes in the Work during construction.

4.7.   The   Owner  shall  furnish  structural,   5.13  Construction  Cost  does  not  include  the
mechanical,  chemical, air and water  pollution   compensation  of  the Architect  and  Architect's
tests, tests for hazardous materials, and other   consultants,  the  costs of the land,  rights-of-
laboratory and environmental tests, inspections   way,  financing  or  other costs  which  are  the
and  reports  required by law or  the  Contract   responsibility  of  the  Owner  as  provided   in
Documents.                                        Article 4.

4.8.   The  Owner  shall  furnish  all   legal,   5.2 RESPONSIBILITY FOR CONSTRUCTION COST
accounting and insurance counseling services as
may  be  necessary at any time for the Project,   5.2.1.     Evaluations  of  the  Owner's  Project
including  auditing  services  the  Owner   may   budget,  preliminary  estimates  of  Construction
require to verify the Contractor's Applications   Cost   and  detailed  estimates  of  Construction
for  Payment  or to ascertain how or  for  what   Cost,   if   any,  prepared  by  the   Architect,
purposes the Contractor has used the money paid   represent  the  Architect's best  judgment  as  a
by or on behalf of the Owner.                     design    professional    familiar    with    the
                                                  construction   industry.    It   is   recognized,
                                                  however,  that  neither  the  Architect  nor  the
                                                  Owner   has  control  over  the  cost  of  labor,
                                                  materials  or  equipment, over  the  Contractor's
                                                  methods  of  determining  bid  prices,  or   over
                                                  competitive   bidding,  market   or   negotiating
                                                  conditions.   Accordingly, the  Architect  cannot
                                                  and does not warrant or

                                                                                            Page #7

represent  that bids or negotiated prices  will   Services   performed   whether   or    not    the
not  vary  from the Owner's Project  budget  or   Construction Phase is commenced.
from  any  estimate  of  Construction  Cost  or
evaluation  prepared  or  agreed  to   by   the                       ARTICLE 6
Architect.                                                  USE OF ARCHITECT'S DRAWINGS,
                                                         SPECIFICATIONS AND OTHER DOCUMENTS
5.2.2.     No fixed limit of Construction  Cost
shall  be  established as a condition  of  this   6.1    The  Drawings,  Specifications  and  other
Agreement   by  the  furnishing,  proposal   or   documents  prepared  by the  Architect  for  this
establishment of a Project budget, unless  such   Project   are   instruments  of  the  Architect's
fixed limit has been agreed upon in writing and   service  for  use  solely with  respect  to  this
signed by the parties hereto.  If such a  fixed   Project  and,  unless  otherwise  provided,   the
limit has been established, the Architect shall   Architect  shall  be deemed the author  of  these
be   permitted  to  include  contingencies  for   documents  and  shall  retain  all  common   law,
design,   bidding  and  price  escalation,   to   statutory  and  other reserved rights,  including
determine  what materials, equipment, component   the  copyright.  The Owner shall be permitted  to
systems  and types of  construction are  to  be   retain copies, including reproducible copies,  of
included  in  the Contract Documents,  to  make   the   Architect's  Drawings,  Specifications  and
reasonable  adjustments in the  scope  of   the   other documents for information and reference  in
Project   and   to  include  in  the   Contract   connection with the Owner's use and occupancy  of
Documents   alternate  bids   to   adjust   the   the    Project.    The   Architect's    Drawings,
Construction  Cost to the fixed  limit.   Fixed   Specifications or other documents  shall  not  be
limits,  if  any,  shall be  increased  in  the   used  by  the Owner or others on other  projects,
amount  of  an  increase in  the  Contract  Sum   for  additions to this Project or for  completion
occurring  after execution of the Contract  for   of  this  Project by others, unless the Architect
Construction.                                     is   adjudged  to  be  in  default   under   this
                                                  Agreement,  except by agreement  in  writing  and
5.2.3.     If the Bidding or Negotiation  Phase   with appropriate compensation to the Architect.
has  not  commenced within 90  days  after  the
Architect submits the Construction Documents to   6.2   Submission or distribution of documents  to
the Owner, any Project budget or fixed limit of   meet  official  regulatory  requirements  or  for
Construction Cost shall be adjusted to  reflect   similar  purposes in connection with the  project
changes in the general level of prices  in  the   is   not  to  be  construed  as  publication   in
construction  industry  between  the  date   of   derogation of the Architect's reserved rights.
submission of the Construction Documents to the
Owner  and  the  date  on which  proposals  are                       ARTICLE 7
sought.                                                              ARBITRATION

5.2.4.    If a fixed limit of Construction Cost   7.1    Claims,  disputes  or  other  matters   in
(adjusted as provided in Subparagraph 5.2.3) is   question  between the parties to  this  Agreement
exceeded  by  the  lowest  bona  fide  bid   or   arising  out of or relating to this Agreement  or
negotiated proposal, the Owner shall:             breach  thereof shall be subject to  and  decided
                                                  by    arbitration   in   accordance   with    the
   .1     give  written approval of an increase   Construction  Industry Arbitration Rules  of  the
    in such fixed limit;                          American  Arbitration  Association  currently  in
                                                  effect   unless   the  parties   mutually   agree
   .2     authorize  rebidding or renegotiating   otherwise.
    of the Project within a reasonable time;
                                                  7.2   Demand  for arbitration shall be  filed  in
   .3      if   the   Project   is   abandoned,   writing  with  the other party to this  Agreement
    terminate   in  accordance  with  Paragraph   and  with  the  American Arbitration Association.
    8.3; or                                       A  demand for arbitration shall be made within  a
                                                  reasonable  time  after  the  claim,  dispute  or
   .4     cooperate  in  revising  the  Project   other  matter  in  question has  arisen.   In  no
    scope  and  quality as required  to  reduce   event  shall the demand for arbitration  be  made
    the Construction Cost.                        after  the  date  when institution  of  legal  or
                                                  equitable   proceedings  based  on  such   claim,
5.2.5.   If the Owner chooses to proceed  under   dispute  or  other  matter in question  would  be
Clause    5.2.4.4,   the   Architect,   without   barred    by    the   applicable   statutes    of
additional  charge, shall modify  the  Contract   limitations.
Documents as necessary to comply with the fixed
limit,  if established as a condition  of  this
Agreement.   The   modification   of   Contract
Documents shall be the limit of the Architect's
responsibility arising out of the establishment
of  a  fixed  limit.   The Architect  shall  be
entitled  to  compensation in  accordance  with
this Agreement for all


                                                                                            Page #8

7.3   No arbitration arising out of or relating   seven  days' written notice to the Owner, suspend
to    this   Agreement   shall   include,    by   performance  of  services under  this  Agreement.
consolidation, joinder or in any other  manner,   Unless  payment  in  full  is  received  by   the
an  additional person or entity not a party  to   Architect  within seven days of the date  of  the
this   Agreement,  except  by  written  consent   notice,  the suspension shall take effect without
containing   a  specific  reference   to   this   further notice.  In the event of a suspension  of
Agreement  signed by the Owner, Architect,  and   services,  the Architect shall have no  liability
any other person or entity sought to be joined.   to  the  Owner  for  delay or damage  caused  the
Consent  to arbitration involving an additional   Owner because of such suspension of services.
person  or entity shall not constitute  consent
to  arbitration of any claim, dispute or  other   8.6   In  the event of termination not the  fault
matter in question not described in the written   of   the   Architect,  the  Architect  shall   be
consent or with a person or entity not named or   compensated  for  services  performed  prior   to
described therein.  The foregoing agreement  to   termination, together with Reimbursable  Expenses
arbitrate  and  other agreements  to  arbitrate   then  due and all Termination Expenses as defined
with   an  additional  person  or  entity  duly   in Paragraph 8.7.
consented  to by the parties to this  Agreement
shall be specifically enforceable in accordance   8.7   Termination  Expenses are  in  addition  to
with   applicable  law  in  any  court   having   compensation  for Basic and Additional  Services,
jurisdiction thereof.                             and   include   expenses   which   are   directly
                                                  attributable    to   termination.     Termination
7.4   The  award rendered by the arbitrator  or   Expenses  shall  be computed as a  percentage  of
arbitrators shall be final, and judgment may be   the  total  compensation for Basic  Services  and
entered  upon it in accordance with  applicable   Additional  Services  earned  to  the   time   of
law in any court having jurisdiction thereof.     termination, as follows:

                   ARTICLE 8                         .1       Twenty    percent   of   the    total
          TERMINATION, SUSPENSION OR                   compensation   for  Basic   and   Additional
                  ABANDONMENT                          Services   earned  to  date  if  termination
                                                       occurs before or during the predesign,  site
8.1  This Agreement may be terminated by either        analysis, or Schematic Design Phases; or
party  upon  not less than seven days'  written
notice    should   the   other    party    fail      .2     Ten  percent  of the total compensation
substantially to perform in accordance with the        for Basic and Additional Services earned  to
terms of this Agreement through no fault of the        date   if  termination  occurs  during   the
party initiating the termination.                      Design Development Phase; or

8.2   If the Project is suspended by the  Owner      .3     Five  percent of the total compensation
for   more   than  30  consecutive  days,   the        for  Basic and Additional Service earned  to
Architect  shall  be compensated  for  services        date   if  termination  occurs  during   any
performed  prior to notice of such  suspension.        subsequent phase.
When  the  Project is resumed, the  Architect's
compensation  shall  be equitably  adjusted  to                       ARTICLE 9
provide   for   expenses   incurred   in    the               MISCELLANEOUS PROVISIONS
interruption and resumption of the  Architect's
services.                                         9.1   Unless  otherwise provided, this  Agreement
                                                  shall  be  governed by the law of  the  principal
8.3   This Agreement may be terminated  by  the   place of business of the Architect.
Owner  upon  not less than seven days'  written
notice  to the Architect in the event that  the   9.2  [Intentionally omitted.]
Project  is  permanently  abandoned.   If   the
Project is abandoned by the Owner for more than   9.3   Causes  of  action between the  parties  to
90   consecutive   days,  the   Architect   may   this Agreement pertaining to acts or failures  to
terminate  this  Agreement  by  giving  written   act  shall  be  deemed to have  accrued  and  the
notice.                                           applicable   statutes   of   limitations    shall
                                                  commence  to run not later than either  the  date
8.4   Failure of the Owner to make payments  to   of  Substantial Completion for acts  or  failures
the Architect in accordance with this Agreement   to    act    occurring   prior   to   Substantial
shall  be considered substantial nonperformance   Completion, or the date of issuance of the  final
and cause for termination.                        Certificate for Payment for acts or

8.5 If the Owner fails to make payment when due the Architect for services and expenses, the Architect may, upon


                                                                                            Page #9

failures  to  act  occurring after  Substantial               PAYMENTS TO THE ARCHITECT
Completion.
                                                  10.1 DIRECT PERSONNEL EXPENSE
9.4   The Owner and Architect waive all  rights
against each other and against the contractors,   10.1.1    Direct Personnel Expense is defined  as
consultants, agents and employees of the  other   the  direct salaries of the Architect's personnel
for damages, but only to the extent covered  by   engaged  on  the Project and the portion  of  the
property  insurance during  construction.   The   cost    of    their   mandatory   and   customary
Owner  and Architect each shall require similar   contributions and benefits related thereto,  such
waivers from their contractors, consultants and   as  employment taxes and other statutory employee
agents.                                           benefits,   insurance,  sick   leave,   holidays,
                                                  vacations,  pensions  and  similar  contributions
9.5   The  Owner  and Architect,  respectively,   and benefits.
bind  themselves,  their partners,  successors,
assigns and legal representatives to the  other   10.2 REIMBURSABLE EXPENSES
party  to  this Agreement and to the  partners,
successors,  assigns and legal  representatives   10.2.1     Reimbursable Expenses are in  addition
of   such  other  party  with  respect  to  all   to   compensation   for  Basic   and   Additional
covenants of this Agreement.  Neither Owner nor   Services  and  include expenses incurred  by  the
Architect  shall assign this Agreement  without   Architect    and   Architect's   employees    and
the written consent of the other.                 consultants  in the interest of the  Project,  as
                                                  identified in the following Clauses.
9.6   This Agreement represents the entire  and
integrated  agreement  between  the  Owner  and   10.2.1.1    Expenses   of    transportation    in
Architect    and    supersedes    all     prior   connection   with   the  Project;   expenses   in
negotiations,  representations  or  agreements,   connection  with  authorized out-of-town  travel;
either written or oral.  This Agreement may  be   long-distance communications; and fees  paid  for
amended  only by written instrument  signed  by   securing    approval   of   authorities    having
both Owner and Architect.                         jurisdiction over the Project.

9.7   Nothing contained in this Agreement shall   10.2.1.2  Expense of reproducing photographs and
create  a  contractual relationship with  or  a   other  documents  other than those  used  by  the
cause  of  action  in favor of  a  third  party   Architect for his Consultants or in-house use.
against either the Owner or Architect.
                                                  10.2.1.3  If authorized in advance by the  Owner,
9.8    Unless   otherwise  provided   in   this   expense  of  overtime work requiring higher  than
Agreement,   the   Architect  and   Architect's   regular rates.
consultants  shall  have no responsibility  for
the  discovery, presence, handling, removal  or   10.2.1.4    Expense  of  additional   renderings,
disposal of or exposure of persons to hazardous   artwork,  not  provided for by Architect,  and/or
materials  in  any  form at the  Project  site,   models and mock-ups as specifically requested  by
including but not limited to asbestos, asbestos   the Owner for his exclusive use on the Project.
products,  polychlorinated  biphenyl  (PCB)  or
other toxic substances.                           10.2.1.5    Expense   of   additional   insurance
                                                  coverage   or   limits,  including   professional
9.9   The  Architect shall have  the  right  to   liability  insurance, requested by the  Owner  in
include  representations of the design  of  the   excess  of that normally carried by the Architect
Project,  including photographs of the exterior   and Architect's consultants.
and interior, among the Architect's promotional
and  professional materials.   The  Architect's   10.2.1.6  [Intentionally omitted.]
materials   shall  not  include   the   Owner's
confidential or proprietary information if  the   10.3 PAYMENTS ON ACCOUNT OF BASIC SERVICES
Owner  has previously advised the Architect  in
writing  of the specific information considered   10.3.1     An  initial payment as  set  forth  in
by the Owner to be confidential or proprietary.   Paragraph 11.1 is the minimum payment under  this
The owner shall provide professional credit for   Agreement.
the  Architect on the construction sign and  in
the promotional materials for the Project.

                  ARTICLE 10

                                                                                           Page #10

10.3.2.     Subsequent   payments   for   Basic   SERVICES
Services  shall  be  made  monthly  and,  where
applicable, shall be in proportion to  services   10.4.1     Payments on account of the Architect's
performed within each phase of service, on  the   Additional    Services   and   for   Reimbursable
basis set forth in subparagraph 11.2.2.           Expenses  shall be made monthly upon presentation
                                                  of   the   Architect's  statement   of   services
10.3.3.    If and to the extent that  the  time   rendered or expenses incurred.
initially established in Subparagraph 11.5.1 of
this  Agreement is exceeded or extended through   10.5 PAYMENTS WITHHELD
no fault of the Architect, compensation for any
services rendered during the additional  period   10.5.1.    No deductions shall be made  from  the
of  time  shall be computed in the  manner  set   Architect's  compensation on account of  penalty,
forth in subparagraph 11.3.2.                     liquidated  damages or other sums  withheld  from
                                                  payments  to  contractors, or on account  of  the
10.3.4.    When  compensation  is  based  on  a   cost of changes in the Work other than those  for
percentage   of  Construction  cost   and   any   which the Architect has been found to be liable.
portions   of  the  Project  are   deleted   or
otherwise  not  constructed,  compensation  for   10.6 ARCHITECT'S ACCOUNTING RECORDS
those  portions of the Project shall be payable
to  the extent services are performed on  those   10.6.1.    Records of Reimbursable  Expenses  and
portions,  in accordance with the schedule  set   expenses  pertaining to Additional  Services  and
forth in Subparagraph 11.2.2, based on (1)  the   services performed on the basis of a multiple  of
lowest bona fide bid or negotiated proposal, or   Direct  Personnel Expense shall be  available  to
(2) if no such bid or proposal is received, the   the    Owner    or    the   Owner's    authorized
most    recent    preliminary    estimate    of   representative at mutually convenient times.
Construction  Cost  or  detailed  estimate   of
construction  Cost  for such  portions  of  the
Project.

10.4 PAYMENTS ON ACCOUNT OF ADDITIONAL


                           ARTICLE 11
                      BASIS OF COMPENSATION

The Owner shall compensate the Architect as follows:

11.1 AN INITIAL PAYMENT of ZERO Dollars ($ -0- ) shall be made upon execution of this Agreement and credited to the Owner's account at final payment.

11.2 BASIC COMPENSATION

11.2.1 FOR BASIC SERVICES, as described in Article 2, and any other services included in Article 12 as part of Basic Services, Basic Compensation shall be computed as follows: (Insert basis of compensation, including stipulated sums, multiples or percentages, and identify phases to which particular methods of compensation apply, if necessary.)

BASIC COMPENSATION SHALL BE THE ARCHITECTURAL AND ENGINEERING FEE, CALCULATED AT 4.25 PERCENT (%) OF ACTUAL CONSTRUCTION COSTS INCLUDING SPECIALTY EQUIPMENT (I.E. FOOD AND BAR SERVICE EQUIPMENT, ELEVATORS, LIGHTING, SOUND EQUIPMENT, ETC., AND ACTUAL F.F. & E. BUYOUT, WHICH INCLUDE: WALLCOVERING, CARPET, SPECIALTY LIGHTING, FIXTURES, FURNISHINGS, MILLWORK AND FINISHER). THIS ARCHITECTURAL AND ENGINEERING FEE WOULD EQUAL TO 4.25 PERCENT (%) OF THE CONSTRUCTION/F.F.&E, COSTS, OR FIVE-HUNDRED-NINETEEN-THOUSAND-ONE-HUNDRED-TWELVE DOLLARS ($519,112.00)

A  PAYMENT EQUAL TO 1/6 OF THE BASIC COMPENSATION SHALL  BE  PAID
MONTHLY  TO  THE  ARCHITECT COMMENCING ON  24  OCTOBER  1997  AND
CONTINUING  ON  THE 24TH DAY OF EACH AND EVERY  MONTH  THEREAFTER
THROUGH AND INCLUDING 24 MARCH 1998.

11.2.2. Where compensation is based on a stipulated sum or percentage of Construction Cost, progress payments for Basic Service in each phase shall total the following percentages of the total Basic Compensation payable: (Insert additional phases as appropriate.)


Schematic Design Phase:              N/A percent (  %)
Design Development Phase:                percent (  %)
Construction Documents Phase:            percent (  %)

                                                         Page #11

Bidding or Negotiation Phase:            percent (  %)
Construction Phase:                      percent (  %)

11.3 COMPENSATION FOR ADDITIONAL SERVICES

11.3.1. FOR PROJECT REPRESENTATION BEYOND BASIC SERVICES, as described in Paragraph 3.2, compensation shall be computed as follows:

COMPENSATION SHALL BE PAID TO THE ARCHITECT IN AN AMOUNT  AND  AT
THE  TIMES  AS  MAY BE AGREED UPON BETWEEN OWNER  AND  ARCHITECT,
SHOULD  PROJECT REPRESENTATION BEYOND BASIC SERVICES BE  REQUIRED
AN AUTHORIZED BY OWNER.

11.3.2. FOR ADDITIONAL SERVICES OF THE ARCHITECT, as described in Articles 3 and 12, other than (1) Additional Project Representation, as described an Paragraph 3.2, and (2) services included in Article 12 as part of Basic Services, but excluding services of consultants, compensation shall be computed as follows:
(INSERT BASIS OF COMPENSATION, INCLUDING RATES AND/OR MULTIPLES OF DIRECT PERSONNEL EXPENSE FOR PRINCIPALS AND EMPLOYEES, AND IDENTIFY PRINCIPALS AND CLASSIFY EMPLOYEES, IF REQUIRED. IDENTIFY SPECIFIC SERVICES TO WHICH PARTICULAR METHODS OF COMPENSATION APPLY, IF NECESSARY.)

SCHEDULE OF RATES (AS OF 03/25/98)

PRINCIPAL/MANAGER             $125.00 PER HOUR
PROJECT ARCHITECT:            $105.00 PER HOUR
DESIGNER/DRAFTSMAN:           $ 75.00 PER HOUR
COMPUTER TECHNICIAN:          $ 45.00 PER HOUR
SECRETARIAL/CLERK:            $ 35.00 PER HOUR

11.3.3 FOR ALL ADDITIONAL SERVICES OF CONSULTANTS, including additional structural, mechanical and electrical engineering services and those provided under Subparagraph 3.4.19 or identified in Article 12 as part of Additional Services, a multiple of ZERO ( -0-) times the amounts billed to the Architect for such services.
(IDENTIFY  SPECIFIC  TYPES  OF  CONSULTANTS  IN  ARTICLE  12,  IF
REQUIRED)

11.4 REIMBURSABLE EXPENSES

11.4.1 FOR REIMBURSABLE EXPENSES, as described in Paragraph 10.2, and any other items included in Article 12 as Reimbursable Expenses, a multiple of ZERO ( -0- ) times the expenses incurred by the Architect, the Architect's employees and consultants in the interest of the Project.

11.5 ADDITIONAL PROVISIONS

11.5.1. IF THE BASIC SERVICES covered by this Agreement have not been completed within TWENTY ( 20 ) months of the date hereof, through no fault of the Architect, extension of the Architect's services beyond that time shall be compensated as provided in Subparagraphs 10.3.3 and 11.3.2.

11.5.2. Payments are due and payable TWENTY-ONE ( 21 ) days from the date of the Architect's invoice. Amounts unpaid TWENTY-TWO ( 22 ) days after the invoice date shall bear interest at the rate entered below, or in the absence thereof at the legal rate prevailing from time to time at the principal place of business of the Architect.

(INSERT RATE OF INTEREST AGREED UPON.)

CURRENT PRIME RATE OF INTEREST PLUS TWO (2%) PERCENT AS THAT RATE
IS ESTABLISHED BY BANK OF AMERICA OF NEVADA.

(USURY LAWS AND REQUIREMENTS UNDER THE FEDERAL TRUTH IN LENDING ACT, SIMILAR STATE AND LOCAL CONSUMER CREDIT LAWS AND OTHER REGULATIONS AT THE OWNER'S AND ARCHITECT'S PRINCIPAL PLACES OF BUSINESS, THE LOCATION OF THE PROJECT AND ELSEWHERE MAY AFFECT THE VALIDITY OF THIS PROVISION. SPECIFIC LEGAL ADVICE SHOULD BE OBTAINED WITH RESPECT TO DELETIONS OR MODIFICATIONS, AND ALSO REGARDING REQUIREMENTS SUCH AS WRITTEN DISCLOSURE OR WAIVERS.)


11.5.3     The  rates  and  multiples set  forth  for  Additional
Services shall be annually adjusted in accordance with normal salary review practices of the Architect.

                                                         Page #12

                           ARTICLE 12
                  OTHER CONDITIONS OR SERVICES

(INSERT  DESCRIPTIONS  OF  OTHER  SERVICES,  IDENTIFY  ADDITIONAL
SERVICES INCLUDED WITHIN BASIC COMPENSATION AND MODIFICATIONS  TO
THE PAYMENT AND COMPENSATION TERMS INCLUDED IN THIS AGREEMENT.)

     ARCHITECT'S RELATIONSHIP WITH CONTRACTOR:

12.1 THE OWNER ACKNOWLEDGES THAT THE ARCHITECT ON THE PROJECT IS A PROFESSIONAL CORPORATION WHICH IS OWNED BY ANTHONY A. MARNELL II, WHO, IN ADDITION TO BEING A LICENSED ARCHITECT WITHIN THE
STATE OF NEVADA, IS ALSO THE MAJORITY STOCKHOLDER OF MARNELL CORRAO ASSOCIATES, INC., THE CONTRACTOR ON THE PROJECT. THE
OWNER ACKNOWLEDGES THIS RELATIONSHIP BETWEEN ARCHITECT AND CONTRACTOR AND ACCEPTS IN EVERY RESPECT THIS CLOSE ASSOCIATION BETWEEN TWO OF THEM. IN LIGHT OF THE SPECIAL RELATIONSHIP EXISTING BETWEEN THE ARCHITECT AND CONTRACTOR, THE OWNER AGREES THAT IN CASE OF TERMINATION OF THE CONTRACTOR FOR WHATEVER REASON, THE TERMS AND CONDITIONS OF THIS AGREEMENT WILL, AT THE OPTION OF THE ARCHITECT, BE RENEGOTIATED, THE OWNER AND ARCHITECT AGREE THAT ALL DOCUMENTS PROVIDED HEREIN SHALL BE SOLELY FOR USE ON THIS PROJECT, AND THE OWNER UNDERSTANDS AND AGREES THAT MARNELL CORRAO ASSOCIATES, INC., SHALL BE THE GENERAL CONTRACTOR ON THE PROJECT.

     OWNER'S PROJECT REPRESENTATIVE:

12.2 THE OWNER SHALL DESIGNATE REPRESENTATIVE(S) AUTHORIZED TO ACT IN THE OWNER'S BEHALF WITH RESPECT TO THIS PROJECT. THE OWNER OR SUCH AUTHORIZED REPRESENTATIVE(S) SHALL EXAMINE THE DOCUMENTS SUBMITTED BY THE ARCHITECT AND SHALL RENDER DECISIONS PERTAINING THERETO PROMPTLY TO AVOID UNREASONABLE DELAY IN THE PROGRESS OF THE ARCHITECT'S SERVICES. FOR PURPOSES OF THIS AGREEMENT, THE REPRESENTATIVE(S) SHALL BE CARY REHM.

     INSURANCE:

12.3 THE ARCHITECT SHALL EFFECT AND MAINTAIN INSURANCE TO PROTECT HIMSELF FROM CLAIMS UNDER WORKMEN'S COMPENSATION ACTS; CLAIMS FOR DAMAGES BECAUSE OF BODILY INJURY INCLUDING PERSONAL INJURY, SICKNESS OR DISEASE, OR DEATH OF ANY OF HIS EMPLOYEES, AND FOR CLAIMS FOR DAMAGES BECAUSE OF INJURY TO OR DESTRUCTION OF TANGIBLE PROPERTY INCLUDING LOSS OF USE OF RESULTING THEREFROM; AND FROM CLAIMS ARISING OUT OF THE PERFORMANCE OF PROFESSIONAL SERVICES CAUSED BY ANY ERRORS, OMISSIONS OR NEGLIGENT ACTS OF THE ARCHITECT. ARCHITECT SHALL SECURE PROFESSIONAL LIABILITY INSURANCE IN THE AMOUNT OF ONE MILLION DOLLLARS ($1,000,000) AND SHALL REMAIN IN FULL FORCES AND EFFECT DURING THE ENTIRE COURSE OF THE WORK AND SHALL ENDEAVOR TO MAINTAIN THAT DOLLAR AMOUNT OF INSURANCE FOR A PERIOD OF SEVEN (7) YEARS AFTER COMPLETION OF THE PROJECT.

     OTHER SERVICES:

12.4 THE ARCHITECT SHALL FURNISH THE SERVICES TO PROVIDE AND BE RESPONSIBLE FOR ANY SUBMISSION AND/OR THE COORDINATION REQUIRED TO GAIN APPROVAL BY ANY PUBLIC OR PRIVATE COMPANY AND/OR OTHER GOVERNMENTAL AGENCIES HAVING JURISDICTION OVER THE PROJECT INCLUDING THE PARADISE TOWN BOARD, CLARK COUNTY PLANNING COMMISSION; CLARK COUNTY COMMISSIONERS; CLARK COUNTY DEPARTMENT OF BUILDING AND SAFETY; CLARK COUNTY FIRE DEPARTMENT; STATE OF NEVADA FIRE MARSHALL; LAS VEGAS VALLEY WATER DISTRICT; CLARK COUNTY SANITATION DISTRICT; NEVADA POWER COMPANY; CENTRAL TELEPHONE COMPANY AND SOUTHWEST GAS CORPORATION.

WHERE INDIVIDUALS ARE SPECIFICALLY DESIGNATED, OWNER AND ARCHITECT GRANT EACH OTHER THE RIGHT TO SUBSTITUTE OTHER INDIVIDUALS IN THE EVENT OF DEATH, DISABILITY, OR DISMISSAL WITH APPROVAL OF THE OTHER PARTY WITH SUCH APPROVAL NOT TO BE UNREASONABLY WITHHELD.

THE  ARCHITECT SHALL PROVIDE LIEN RELEASES FOR THE  PROJECT  FROM
ALL CONSULTANTS UPON COMPLETION AND FINAL PAYMENT FOR THE PROJECT
TO ARCHITECT, ONLY IF REQUESTED BY OWNER.

                                                        Page #13

This Agreement entered into as of the day and year first written above.

OWNER                               ARCHITECT


/S/ John Lipkowitz                 /S/ Anthony A. Marnell II
(SIGNATURE) John Lipkowitz         (SIGNATURE)
(PRINTED NAME AND TITLE) Exec. VP  ANTHONY A. MARNELL, ARCHITECT
                                   (PRINTED NAME AND TITLE)

                                                          Page #14

           ASSIGNMENT OF INTELLECTUAL PROPERTY RIGHTS

         AGREEMENT made this ______ day ___________, 19_____,  by
and between A.A. Marnell II Chtd., with offices located at 4495 South Polaris Avenue, Las Vegas 89103 (hereinafter call ("Assignor") and RIO PROPERTIES, INC., a Nevada corporation, with offices located at 3700 W. Flamingo Road, Las Vegas, Nevada 89103 (hereinafter call "Assignee").

                            RECITALS

     WHEREAS,  Assignor  has created and authored  various  Works
          (hereinafter "Works"), included but not limited to the hotel and related facility concepts, names, plans, designs, schematics, blue prints, renderings, color applications and layouts for the Rio Hotel and Casino in Las Vegas, Nevada, all of which constitute protectable intellectual properties including, but not limited to copyright, patent and trade secret interests, which may give rise to trademark and trade dress rights, (hereinafter "Interests"); all pursuant to Architectural Agreement entered into by and between Assignor and Assignee dated _________________.

     WHEREAS, Assignor desires to transfer entire ownership in the Work(s), and all Interest therein, to Assignee for which Assignee has agreed to give Assignor adequate consideration;

    WHEREAS,  Assignor and Assignee further acknowledge that such an Agreement must be in writing and signed by Assignor in order to be valid and binding, the Parties thus agree that this Assignment shall constitute that writing.

      IT IS THEREFORE agreed between Assignor and Assignee as follows:

     1. Grant of Rights. Assignor hereby grants, transfers, assigns, and conveys to Assignee, its successors and assigns, the entire title, right, interest, ownership and all subsidiary rights in and to the Works, and all Interests therein, which Assignor may possess as the author or owner of the Works. Those Works shall include but not be limited to those Works set forth in Attachment I attached hereto and incorporated herein by reference. Said Grant of Rights shall include but not be limited to Assignor agreeing to assist and aid Assignee in any efforts or actions undertaken by Assignee to protect the Interests applicable to the Works, such actions including but not limited to securing registration of copyrights, trademarks (Federal or state), trade dress, or patent(s) therein which resulting registrations shall be in Assignee's name as claimant, and the right to secure renewals, reissues, and extension of any Intellectual Property interests in the United States of America or any foreign country.

     2. Consideration. Assignor and Assignee further agree and acknowledge that the consideration for Assignment by Assignor shall be deemed to be (20%) twenty percent of architectural fees to be paid pursuant to above referred Agreements. The Parties hereto further agree that said consideration is full and adequate compensation for such Assignment by the Assignor to the Assignee.

     3.    Warranty of Interests.        Assignor hereby confirms
and warrants to Assignee that as of the date of this Assignment, Assignor is the lawful owner of good and marketable title in and to all of the Works and Interests there in described and has the full legal rights to assign the same.

     4.    Execution of Future Documents.     The Assignee agrees
to execute and deliver to Assignor any and all documents that may be necessary or are helpful to the Assignee in securing or perfecting the registration of the rights conveyed herein.

     5.    Miscellaneous Provisions.     The following provisions
shall further apply to this assignment:

          a. Scope of Agreement. All terms of this agreement are applicable to any portion or part of the Works, as well as the Works in their entirety.

          b.    Construction.   For purposes of  construction  of
          this Agreement, the language used herein shall be construed as the language of both parties and neither party shall be deemed the draftee.

          c. Notices. Any notice which either party desires to give to the other in connection with this Agreement shall be give in writing and shall be mailed by certified mail or by registered mail to the address herein set forth, return receipt requested, and such notice shall be deemed to have been received by the other party upon such mailing. Each party may change its address by written notice in accords with this provision.

          d. Waiver. The failure of either party to insist on strict compliance with any of the terms, covenants, or condition of this agreement by the other party shall not be deemed a waiver of that term, covenant, or condition, nor shall any waiver or relinquishment of any right or power for all or any other time.

          e. Arbitration. In the event a dispute arises between the parties as to any term or condition in this Agreement, the parties agree to resolve such dispute by submitting the dispute to binding arbitration before the Nevada Arbitration Association, or American Arbitration Association in Las Vegas, Nevada. The decision of the Arbitration shall be conclusive and enforceable by any court of competent jurisdiction. The prevailing party shall be entitled to its reasonable attorney fees.

          f. Interpretation and Enforcement. This Agreement shall be interpreted under applicable intellectual property laws of the United States, including but not limited to the Copyright Act, the Trademark Act as Revised, patent laws of the United States, as well as any other and such applicable laws of the State of Nevada.

          g. Severability. All non-material terms and conditions of this Agreement shall be severable one from the other so should any provision be held illegal or unenforceable by a competent court of jurisdiction, the remaining provisions shall remain in effect.

          h. This agreement constitutes the entire agreement between the Parties hereto relating as to transfer of Assignor's rights in the Works and supersedes any prior oral or written agreement or understanding between the parties relating to such rights in said Works(s).

     IN WITNESS WHEREOF and intended to be legally bound by, the Parties have hereunder set their hands, the day and the first year written above.





/S/ Anthony A. Marnell II, Assignor  /S/ John Lipkowitz, Assignee
--------------------                 -------------------
Anthony A. Marnell II,              RIO PROPERTIES, INC.
Chartered                            By:  John Lipkowitz
By:  Anthony A. Marnell II           Its: Exec. VP
     its President

     STANDARD FORM OF AGREEMENT BETWEEN OWNER AND ARCHITECT

              AIA Document B141 - Electronic Format


THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES: CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

Copyright 1917, 1926, 1948, 1951, 1953, 1958, 1961, 1963, 1966, 1967, 1970,
1974, 1977, 1987 by The American Institute of Architects, 1735 New York Avenue, N.W., Washington, D.C., 10006-5292. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecution.


AGREEMENT
made as of the 25 day of March in the year of Nineteen Hundred and Ninety-eight.

BETWEEN the Owner:
(NAME AND ADDRESS)
RIO HOTEL & CASINO, INC.
3700 West Flamingo Road
Las Vegas, Nevada   89103

and the Architect:
(NAME AND ADDRESS)
ANTHONY A. MARNELL II, CHTD.
4495 South Polaris Avenue
Las Vegas ,Nevada   89103

For the following Project:
(INCLUDE DETAILED DESCRIPTION OF PROJECT, LOCATION, ADDRESS AND
SCOPE.)

RIO TOWER REMODELS - Architect's Project No. AAM274-97 - Rio Job No.
9999-2000
WHEREAS, the Owner intends to design, construct and maintain Interior Remodels in the existing Hotel Towers including:
1. Suite 2061 - Addition of new stair to connect to Suite @ 19th Floor and remodel and finishes upgrades.
    19th Floor Suite will include the transformation of two (2) Suites to one (1) Suite.
2.  Connect Storage Room to new Concierge Office.
3. Convert +/- seven (7) Existing Bays at North East Tower (Phase 2) into one (1) Four (4) Bedroom Suite and other modifications as required.
4.  Refurnish and Remodel all remaining Suites at 20th Floor.
5.  39th Floor Concierge Addition.
6. Refurbishment of Artifacts and Furnishes @ Penthouse Suites (previous AAM Job #265).

Professional Architectural and Engineering services for the general Scope of the Project and included within the Agreement is as follows:

1.  Architectural Design and Coordination  5.  Plumbing Design & Engineering.
2.  Structural Design & Engineering        6.  Life Safety Systems Design Consultation.
3.  Electrical Design & Engineering.       7.  Interior Design Documents & Specifications
4.  Mechanical Design & Engineering

For purposes of this agreement, the Scope of Work delineated above shall be titled: Rio Tower Remodels Architect's Project
#AAM274-97; Rio Job #9999-2000, hereinafter referred to as the "Project".
The Owner and Architect agree as set forth below.


                   ARTICLE I                      2.2.3.     The Architect  shall review  with  the
         ARCHITECT'S RESPONSIBILITIES             Owner   alternative  approaches  to  design   and
                                                  construction of the Project.
1.1. ARCHITECTS' SERVICES
                                                  2.2.4.      Based  on  the  mutually  agreed-upon
1.1.1.     The Architect's services consist  of   program,   schedule   and   construction   budget
those  services  performed  by  the  Architect,   requirements,  the Architect shall  prepare,  for
Architect's     employees    and    Architect's   approval   by   the   Owner,   Schematic   Design
consultants as enumerated in Articles 2  and  3   Documents   consisting  of  drawings  and   other
of   this  Agreement  and  any  other  services   documents    illustrating    the    scale     and
included in Article 12.                           relationship of Project components.

1.2.3.     The  Architect's services  shall  be   2.2.5.     The  Architect  shall  submit  to  the
performed  as  expeditiously as  is  consistent   Owner  a  preliminary  estimate  of  Construction
with  professional  skill  and  care  and   the   Cost  based on current area, volume or other unit
orderly  progress of the Work. Upon request  of   costs.
the  Owner, the Architect shall submit for  the
Owner's approval a schedule for the performance   2.3  DESIGN DEVELOPMENT PHASE
of   the  Architect's  services  which  may  be
adjusted  as  the Project proceeds,  and  shall   2.3.1.     Based on the approved Schematic Design
include allowances for periods of time required   Documents and any adjustments authorized  by  the
for  the  Owner's  review and for  approval  of   Owner  in  the  program, schedule or construction
submissions  by authorities having jurisdiction   budget,   the   Architect  shall   prepare,   for
over  the Project.  Time limits established  by   approval   by   the  Owner,  Design   Development
this  schedule approved by the Owner shall not,   Documents   consisting  of  drawings  and   other
except for reasonable cause, be exceeded by the   documents  to  fix  and  describe  the  size  and
Architect or Owner.                               character  of  the  Project as to  architectural,
                                                  structural,  mechanical and  electrical  systems,
1.1.3.      The   services  covered   by   this   materials  and  such  other elements  as  may  be
Agreement  are subject to the time  limitations   appropriate.
contained in Subparagraph 11.5.1.
                                                  2.3.2.     The Architect shall advise  the  Owner
                   ARTICLE 2                      of  any  adjustments to the preliminary  estimate
      SCOPE OF ARCHITECT'S BASIC SERVICES         of Construction Cost.

2.1  DEFINITION                                   2.4  CONSTRUCTION DOCUMENTS PHASE

2.1.1.      The   Architect's  Basic   Services   2.4.1.       Based   on   the   approved   Design
consist  of  those described in Paragraphs  2.2   Development    Documents    and    any    further
through  2.6 and any other services  identified   adjustments  in  the  scope  or  quality  of  the
in  Article  12 as part of Basic Services,  and   Project  or in the construction budget authorized
include   normal  structural,  mechanical   and   by  the  Owner, the Architect shall prepare,  for
electrical engineering services.                  approval  by  the  Owner, Construction  Documents
                                                  consisting   of   Drawings   and   Specifications
2.2  SCHEMATIC DESIGN PHASE                       setting forth in detail the requirements for  the
                                                  construction of the Project.
2.2.1.      The  Architect  shall  review   the
program furnished by the Owner to ascertain the   2.4.2.     The Architect shall assist the  Owner,
requirements of the Project and shall arrive at   only   if   requested  by  the  Owner,   in   the
a  mutual  understanding of  such  requirements   preparation    of    the    necessary     bidding
with the Owner.                                   information,  bidding forms,  the  Conditions  of
                                                  the  Contact,  and the form of Agreement  between
2.2.2.      The  architect  shall   provide   a   the Owner and Contractor.
preliminary evaluation of the Owner's  program,
schedule  and construction budget requirements,   2.4.3.     The Architect shall advise  the  Owner
each  in  terms  of the other, subject  to  the   of   any   adjustments  to  previous  preliminary
limitations set forth in Subparagraph 5.2.1.      estimates of Construction


                                                                                            Page #2

Cost  indicated  by changes in requirements  or   and  to determine in general if the Work is being
general market conditions.                        performed  in a manner indicating that  the  Work
                                                  when  completed  will be in accordance  with  the
2.4.4      The Architect shall assist the Owner   Contract   Documents.   However,  the   Architect
in  connection  with the Owner's responsibility   shall  not  be  required to  make  exhaustive  or
for  filing documents required for the approval   continuous  on-site  inspections  to  check   the
of governmental authorities having jurisdiction   quality  or quantity of the Work.  On  the  basis
over the Project.                                 of  on-site  observations as  an  architect,  the
                                                  Architect  shall keep the Owner informed  of  the
2.5  BIDDING OR NEGOTIATION PHASE                 progress  and  quality of  the  Work,  and  shall
                                                  endeavor  to guard the Owner against defects  and
2.5.1.     The Architect, following the Owner's   deficiencies  in the Work. (More  extensive  site
approval of the Construction Documents  and  of   representation may be agreed to as an  Additional
the latest preliminary estimate of Construction   Service, as described in Paragraph 3.2.)
Cost,  shall  assist the Owner  and  negotiated
Contractor,  only  if  requested  by  Owner  in   2.6.6.     The  Architect shall not have  control
obtaining  bids  or  negotiated  proposals  and   over  or  charge of and shall not be  responsible
assist in awarding and preparing contracts  for   for   construction  means,  methods,  techniques,
construction.                                     sequences   or   procedures,   or   for    safety
                                                  precautions and programs in connection  with  the
 2.6  CONSTRUCTION PHASE-ADMINISTRATION OF THE    Work,  since  these are solely  the  Contractor's
             CONSTRUCTION CONTRACT                responsibility    under    the    Contract    for
                                                  Construction.   The  Architect   shall   not   be
2.6.1      The  Architect's  responsibility  to   responsible  for  the Contractor's  schedules  or
provide  Basic  Services for  the  Construction   failure to carry out the Work in accordance  with
Phase  under this Agreement commences with  the   the  Contract Documents.  The Architect shall not
award  of  the  Contract for  Construction  and   have  control over or charge of acts or omissions
terminates  at the earlier of the  issuance  to   of   the  Contractor,  Subcontractors,  or  their
the  Owner of the final Certificate for Payment   agents  or  employees, or of  any  other  persons
by  the Contractor or 60 days after the date of   performing portions of the Work.
Substantial  Completion  of  the  Work,  unless
extended   under  the  terms  of   Subparagraph   2.6.7.     The Architect shall at all times  have
10.3.3.                                           access  to the Work wherever it is in preparation
                                                  or progress.
2.6.2.       The   Architect   shall    provide
administration of the Contract for Construction   2.6.8.    Except as may otherwise be provided  in
as set forth below unless otherwise provided in   the    Contract   Documents   or   when    direct
this Agreement.                                   communications  have  been specially  authorized,
                                                  the   Owner   and  Contractor  shall  communicate
2.6.3.       Duties,    responsibilities    and   through  the  Architect.  Communications  by  and
limitations of authority of the Architect shall   with   the   Architect's  consultants  shall   be
not be restricted, modified or extended without   through the Architect.
written  agreement of the Owner  and  Architect
with  consent of the Contractor, which  consent   2.6.9.     Based  on the Architect's observations
shall not be unreasonably withheld.               and  evaluations of the Contractor's Applications
                                                  for  Payment,  the  Architect  shall  review  and
2.6.4.       The   Architect   shall    be    a   certify the amounts due the Contractor., only  if
representative of and shall advise and  consult   requested by the Owner.
with  the  Owner (1) during construction  until
final payment to the Contractor is due, and (2)   2.6.10.   [Intentionally omitted]
as   an   Additional  Service  at  the  Owner's
direction   from  time  to  time   during   the
correction period described in the Contract for
Construction.    The   Architect   shall   have
authority to act on behalf of the Owner only to
the  extent  provided in this Agreement  unless
otherwise modified by written instrument.

2.6.5     The Architect shall visit the site at
intervals   appropriate   to   the   stage   of
construction  or  as otherwise  agreed  by  the
Owner   and  Architect  in  writing  to  become
generally   familiar  with  the  progress   and
quality of the Work completed

                                                                                            Page #3

2.6.11.   The Architect shall have authority to   When  professional certification  of  performance
reject  Work  which  does not  conform  to  the   characteristics   of   materials,   systems    or
Contract  Documents.   Whenever  the  Architect   equipment  is required by the Contract Documents,
considers   it   necessary  or  advisable   for   the  Architect  shall be entitled  to  rely  upon
implementation  of the intent of  the  Contract   such   certification   to  establish   that   the
Documents, the Architect will have authority to   materials,  systems or equipment  will  meet  the
require additional inspection or testing of the   performance  criteria required  by  the  Contract
Work  in accordance with the provisions of  the   Documents.
Contract Documents, whether or not such Work is
fabricated,  installed or completed.   However,   2.6.13.    The  Architect  may  authorize   minor
neither this authority of the Architect  nor  a   changes  in  the Work not involving an adjustment
decision  made in good faith either to exercise   in  the  Contract  Sum  or an  extension  of  the
or  not  to exercise such authority shall  give   Contract  Time  which are not  inconsistent  with
rise  to  a  duty  or  responsibility  of   the   the intent of the Contract Documents.
Architect  to  the Contractor,  Subcontractors,
material and equipment suppliers, their  agents   2.6.14.    The  Architect shall  forward  to  the
or   employees  or  other  persons   performing   Owner  for  the Owner's review and  records,  any
portions of the Work.                             other  written  warranties and related  documents
                                                  required  by  the  Contract  Documents  and   not
2.6.12.     The  Architect  shall  review   and   received,  assembled and issued directly  to  the
approve  or take other appropriate action  upon   Owner by the Contractor.
Contractor's submittals such as Shop  Drawings,
Product  Data  and Samples, but  only  for  the   2.6.15.    The  Architect  shall  interpret   and
limited  purpose  of checking  for  conformance   decide  matters  concerning  performance  of  the
with  information given and the design  concept   Owner  and  Contractor under the requirements  of
expressed  in  the  Contract  Documents.    The   the  Contract  Documents on  written  request  of
Architect's  action shall be  taken  with  such   either  the Owner or Contractor.  The Architect's
reasonable promptness as to cause no  delay  in   response  to  such requests shall  be  made  with
the Work or in the construction of the Owner or   reasonable promptness and within any time  limits
of   separate   contractors,   while   allowing   agreed upon.
sufficient time in the Architect's professional
judgment to permit adequate review.  Review  of   2.6.16.    Interpretations and decisions  of  the
such  submittals  is  not  conducted  for   the   Architect shall be consistent with the intent  of
purpose   of   determining  the  accuracy   and   and   reasonably  inferable  from  the   Contract
completeness   of   other   details   such   as   Documents and shall be in writing or in the  form
dimensions and quantities or for substantiating   of  drawings.   When making such  interpretations
instructions for installation or performance of   and   initial  decisions,  the  Architect   shall
equipment or systems designed by the Contractor   endeavor to secure faithful performance  by  both
to   the   extent  required  by  the   Contract   Owner  and  Contractor, shall not show partiality
Documents.   The Architect's review  shall  not   to  either,  and shall not be liable for  results
constitute  approval of safety precautions  or,   of  interpretations or decisions so  rendered  in
unless  otherwise specifically  stated  by  the   good faith.
Architect,  of  construction  means,   methods,
techniques,   sequences  or  procedures.    The   2.6.17.    The Architect's decisions  on  matters
architect's approval of a specific  item  shall   relating  to aesthetic effect shall be  final  if
not  indicate approval of an assembly of  which   consistent  with  the  intent  expressed  in  the
item is a component.                              Contract Documents.

                                                  2.6.18.    The  Architect  shall  render  written
                                                  decisions  within  a  reasonable  time   on   all
                                                  claims,  disputes  or other matters  in  question
                                                  between the Owner and Contractor relating to  the
                                                  execution or progress of the Work as provided  in
                                                  the Contract Documents.

                                                                                            Page #4

2.6.19     The Architect's decisions on claims,   Agreement.
disputes  or other matters, including those  in
question  between  the  Owner  and  Contractor,   3.3  CONTINGENT ADDITIONAL SERVICES
except  for those relating to aesthetic  effect
as  provided in Subparagraph 2.6.17,  shall  be   3.3.1.       Making   revisions   in    Drawings,
subject  to  arbitration as  provided  in  this   Specifications  or  other  documents  when   such
Agreement and in the Contract Documents.          revisions are:

                                                     .1       inconsistent   with   approvals    or
                   ARTICLE 3                           instructions previously given by the  Owner,
              ADDITIONAL SERVICES                      including   revisions  made   necessary   by
                                                       adjustments  in  the  Owner's   program   or
GENERAL                                                Project budget;

3.1.1.    The service described in this Article      .2     required  by the enactment or  revision
3  are not included in Basic Services unless so        of  codes, laws or regulations subsequent to
identified  in  Article 12, and they  shall  be        the preparation of such documents; or
paid  for  by  the  Owner as provided  in  this
Agreement, in addition to the compensation  for      .3     due to changes required as a result  of
Basic  Services.  The services described  under        the  Owner's failure to render decisions  in
Paragraphs  3.2 and 3.4 shall only be  provided        a timely manner.
if  authorized or confirmed in writing  by  the
Owner.   If services described under Contingent   3.3.2.    Providing services required because  of
Additional  Services  in  Paragraph   3.3   are   significant  changes  in the  Project  including,
required   due  to  circumstances  beyond   the   but  not  limited to, size, quality,  complexity,
Architect's control, the Architect shall notify   the  Owner's schedule, or the method  of  bidding
the  Owner  prior to commencing such  services.   or  negotiating and contracting for construction,
If the Owner deems that such services described   except  for  services required under Subparagraph
under Paragraph 3.3 are not required, the Owner   5.2.5.
shall   give  prompt  written  notice  to   the
Architect.   If the Owner indicates in  writing   3.3.3.    Preparing Drawings, Specifications  and
that  all or part of such Contingent Additional   other    documentation   and   supporting   data,
Services are not required, the Architect  shall   evaluating Contractor's proposals, and  providing
have no obligation to provide those services.     other  services in connection with Change  Orders
                                                  and Construction Change Directives
3.2  PROJECT REPRESENTATION BEYOND BASIC
     SERVICES                                     3.3.4.     Providing services in connection  with
                                                  evaluating   substitutions   proposed   by    the
                                                  Contractor  and  making subsequent  revisions  to
3.2.1.     If more extensive representation  at   Drawings,  Specifications and other documentation
the  site  than  is described  in  Subparagraph   resulting within.
2.6.5  is  required by the Owner, the Architect
shall    provide    one   or    more    Project   3.3.5.      Providing   consultation   concerning
Representatives to assist in carrying out  such   replacement  of  Work damaged by  fire  or  other
additional on-site responsibilities.              cause   during   construction,   and   furnishing
                                                  services   required   in  connection   with   the
3.2.2.     Project  representatives  shall   be   replacement of such Work.
selected,   employed  and   directed   by   the
Architect,   and   the   Architect   shall   be   3.3.6.     Providing services made  necessary  by
compensated therefor as agreed by the Owner and   the  default of the Contractor, by major  defects
Architect.                                        or  deficiencies  in the Work of the  Contractor,
                                                  or  by failure of performance of either the Owner
3.2.3.     Through  the  observations  by  such   or    Contractor   under   the    Contract    for
Project  Representatives, the  Architect  shall   Construction.
endeavor to provide further protection for  the
Owner  against defects and deficiencies in  the   3.3.7     [Intentionally omitted.]
Work,    but   furnishing   of   such   project
representation  shall not  modify  the  rights,   3.3.8.     Providing services in connection  with
responsibilities   or   obligations   of    the   a   public  hearing,  arbitration  proceeding  or
Architect as described elsewhere in this          legal  proceeding except where the  Architect  is
                                                  party thereto.

                                                                                            Page #5

3.3.9.     Preparing documents  for  alternate,   3.4.14.   Providing services for planning  tenant
separate   or  sequential  bids  or   providing   or rental spaces.
services    in    connection   with    bidding,
negotiation  or  construction  prior   to   the   3.4.15.    Making investigations, inventories  of
completion of the Construction Documents Phase.   materials   or   equipment,  or  valuations   and
                                                  detailed appraisals of existing facilities.
3.4  OPTIONAL ADDITIONAL SERVICES
                                                  3.4.16.   Preparing a set of reproducible  record
3.4.1.     Providing analyses  of  the  Owner's   drawings showing significant changes in the  Work
needs  and programming the requirements of  the   made   during  construction  based  on  marked-up
Project.                                          prints, drawings and other data furnished by  the
                                                  Contractor to the Architect.
3.4.2.     Providing financial  feasibility  or
other special studies.                            3.4.17.      Providing    assistance    in    the
                                                  utilization  of  equipment  or  systems  such  as
3.4.3.     Providing  planning  surveys,   site   testing, adjusting and balancing, preparation  of
evaluations   or   comparative    studies    of   operation   and  maintenance  manuals,   training
prospective sites.                                personnel  for  operation  and  maintenance,  and
                                                  consultation during operation.
3.4.4.        Providing    special     surveys,
environmental studies and submissions  required   3.4.18.    Providing services after  issuance  to
for  approvals  of governmental authorities  or   the  Owner  of the final Certificate for  Payment
others  having  jurisdiction over  the  Project   BY  THE CONTRACTOR, or in the absence of a  final
beyond  that  normally required to gain  public   Certificate for Payment, more than 60 days  after
hearing   before  the  Clark  County   Planning   the date of Substantial Completion of the Work.
Commission and Clark County Commissioners  with
regard to Architectural Review, Variance,  etc.   3.4.19.    Providing services of consultants  for
if required.                                      other  than architectural, structural, mechanical
                                                  and   electrical  engineering  portions  of   the
3.4.5.    Providing services relative to future   Project provided as a part of Basic Services.
facilities, systems and equipment.
                                                  3.4.20.     Providing  any  other  services   not
3.3.6.     Providing  services  to  investigate   otherwise  included  in  this  Agreement  or  not
existing  conditions or facilities or  to  make   customarily   furnished   in   accordance    with
measured drawings thereof                         generally accepted architectural practice.

3.4.7.     Providing  services  to  verify  the
accuracy   of  drawings  or  other  information                       ARTICLE 4
furnished by the Owner.                                       OWNER'S RESPONSIBILITIES

3.4.8.        Providing     coordination     of   4.1.  The  Owner  shall provide full  information
construction performed by separate  contractors   regarding    requirements   for   the    Project,
or  by  the Owner's own forces and coordination   including  a  program which shall set  forth  the
of   services   required  in  connection   with   Owner's  objectives,  schedule,  constraints  and
construction  performed and equipment  supplied   criteria,   including  space   requirements   and
by the Owner.                                     relationships,     flexibility,    expandability,
                                                  special     equipment,    systems    and     site
3.4.9.    Providing services in connection with   requirements.
the  work of a construction manager or separate
consultants retained by the Owner.                4.2.  The  Owner shall establish  and  update  an
                                                  overall  budget  for the Project,  including  the
3.4.10.     Providing  detailed  estimates   of   Construction  Cost, the Owner's other  costs  and
Construction Cost.                                reasonable contingencies related to all of  these
                                                  costs.
3.4.11.    Providing detailed quantity  surveys
or   inventories  of  material,  equipment  and   4.3.  If  requested by the Architect,  the  Owner
labor.                                            shall    furnish    evidence    that    financial
                                                  arrangements have been made
3.4.12.    Providing  analyses  of  owning  and
operating costs.

3.4.13.   [Intentionally omitted.]

                                                                                            Page #6

to  fulfill the Owner's obligations under  this   4.9    The  services,  information,  surveys  and
Agreement.                                        reports  required by Paragraphs 4.5  through  4.8
                                                  shall  be  furnished at the Owner's expense,  and
4.4. The Owner shall designate a representative   the  Architect shall be entitled to rely upon the
authorized  to act on the Owner's  behalf  with   accuracy and completeness thereof.
respect  to  the Project.  The  Owner  or  such
authorized    representative    shall    render   4.19 Prompt written notice shall be given by  the
decisions  in  a  timely manner  pertaining  to   Owner  to  the  Architect if  the  Owner  becomes
documents submitted by the Architect  in  order   aware  of  any fault or defect in the Project  or
to  avoid unreasonable delay in the orderly and   nonconformance with the Contract Documents.
sequential    progress   of   the   Architect's
services.  Refer to Article 12; paragraph 12.2.   4.11  The  proposed language of  certificates  or
                                                  certifications  requested  of  the  Architect  or
4.5. The Owner shall furnish surveys describing   Architect's  consultants shall  be  submitted  to
physical characteristics, legal limitations and   the  Architect for review and approval  at  least
utility  locations for the site of the Project,   14  days prior to execution.  The Owner shall not
and  a  written legal description of the  site.   request   certifications   that   would   require
The   surveys   and  legal  information   shall   knowledge  or services beyond the scope  of  this
include,  as  applicable, grades and  lines  of   Agreement.
streets,   alleys,  pavements   and   adjoining
property  and  structures;  adjacent  drainage;                       ARTICLE 5
rights-of-way,     restrictions,     easements,                   CONSTRUCTION COST
encroachments,   zoning,   deed   restrictions,
boundaries and contours of the site; locations,   5.1  DEFINITION
dimensions,  and necessary data  pertaining  to
existing  buildings,  other  improvements   and   5.1.1      The  Construction Cost  shall  be  the
trees;  and  information  concerning  available   total cost or estimated cost to the Owner of  all
utility  services and lines,  both  public  and   elements of the Project designed or specified  by
private,   above  and  below  grade,  including   the Architect.
inverts  and  depths.  All information  on  the
survey   shall  be  referenced  to  a   project   5.1.2      The  Construction Cost  shall  include
benchmark.                                        the  cost  at current market rates of  labor  and
                                                  materials  furnished by the Owner  and  equipment
4.6   [Intentionally omitted] REFER TO  ARTICLE   designed,   specified,  selected   or   specially
12; PARAGRAPH 12.4.                               provided  for by the Architect, plus a reasonable
                                                  allowance  for  the  Contractor's  overhead   and
4.6.1.     The Owner shall furnish the services   profit.  In addition, a reasonable allowance  for
of  other  consultants when such  services  are   contingencies  shall  be  included   for   market
reasonable required by the scope of the Project   conditions  at  the  time  of  bidding  and   for
and are requested by the Architect.               changes in the Work during construction.

4.7.   The   Owner  shall  furnish  structural,   5.13  Construction  Cost  does  not  include  the
mechanical,  chemical, air and water  pollution   compensation  of  the Architect  and  Architect's
tests, tests for hazardous materials, and other   consultants,  the  costs of the land,  rights-of-
laboratory and environmental tests, inspections   way,  financing  or  other costs  which  are  the
and  reports  required by law or  the  Contract   responsibility  of  the  Owner  as  provided   in
Documents.                                        Article 4.

4.8.   The  Owner  shall  furnish  all   legal,   5.2 RESPONSIBILITY FOR CONSTRUCTION COST
accounting and insurance counseling services as
may  be  necessary at any time for the Project,   5.2.1.     Evaluations  of  the  Owner's  Project
including  auditing  services  the  Owner   may   budget,  preliminary  estimates  of  Construction
require to verify the Contractor's Applications   Cost   and  detailed  estimates  of  Construction
for  Payment  or to ascertain how or  for  what   Cost,   if   any,  prepared  by  the   Architect,
purposes the Contractor has used the money paid   represent  the  Architect's best  judgment  as  a
by or on behalf of the Owner.                     design    professional    familiar    with    the
                                                  construction   industry.    It   is   recognized,
                                                  however,  that  neither  the  Architect  nor  the
                                                  Owner   has  control  over  the  cost  of  labor,
                                                  materials  or  equipment, over  the  Contractor's
                                                  methods  of  determining  bid  prices,  or   over
                                                  competitive   bidding,  market   or   negotiating
                                                  conditions.   Accordingly, the  Architect  cannot
                                                  and does not warrant or

                                                                                            Page #7

represent  that bids or negotiated prices  will   Services   performed   whether   or    not    the
not  vary  from the Owner's Project  budget  or   Construction Phase is commenced.
from  any  estimate  of  Construction  Cost  or
evaluation  prepared  or  agreed  to   by   the                       ARTICLE 6
Architect.                                                  USE OF ARCHITECT'S DRAWINGS,
                                                         SPECIFICATIONS AND OTHER DOCUMENTS
5.2.2.     No fixed limit of Construction  Cost
shall  be  established as a condition  of  this   6.1    The  Drawings,  Specifications  and  other
Agreement   by  the  furnishing,  proposal   or   documents  prepared  by the  Architect  for  this
establishment of a Project budget, unless  such   Project   are   instruments  of  the  Architect's
fixed limit has been agreed upon in writing and   service  for  use  solely with  respect  to  this
signed by the parties hereto.  If such a  fixed   Project  and,  unless  otherwise  provided,   the
limit has been established, the Architect shall   Architect  shall  be deemed the author  of  these
be   permitted  to  include  contingencies  for   documents  and  shall  retain  all  common   law,
design,   bidding  and  price  escalation,   to   statutory  and  other reserved rights,  including
determine  what materials, equipment, component   the  copyright.  The Owner shall be permitted  to
systems  and types of  construction are  to  be   retain copies, including reproducible copies,  of
included  in  the Contract Documents,  to  make   the   Architect's  Drawings,  Specifications  and
reasonable  adjustments in the  scope  of   the   other documents for information and reference  in
Project   and   to  include  in  the   Contract   connection with the Owner's use and occupancy  of
Documents   alternate  bids   to   adjust   the   the    Project.    The   Architect's    Drawings,
Construction  Cost to the fixed  limit.   Fixed   Specifications or other documents  shall  not  be
limits,  if  any,  shall be  increased  in  the   used  by  the Owner or others on other  projects,
amount  of  an  increase in  the  Contract  Sum   for  additions to this Project or for  completion
occurring  after execution of the Contract  for   of  this  Project by others, unless the Architect
Construction.                                     is   adjudged  to  be  in  default   under   this
                                                  Agreement,  except by agreement  in  writing  and
5.2.3.     If the Bidding or Negotiation  Phase   with appropriate compensation to the Architect.
has  not  commenced within 90  days  after  the
Architect submits the Construction Documents to   6.2   Submission or distribution of documents  to
the Owner, any Project budget or fixed limit of   meet  official  regulatory  requirements  or  for
Construction Cost shall be adjusted to  reflect   similar  purposes in connection with the  project
changes in the general level of prices  in  the   is   not  to  be  construed  as  publication   in
construction  industry  between  the  date   of   derogation of the Architect's reserved rights.
submission of the Construction Documents to the
Owner  and  the  date  on which  proposals  are                       ARTICLE 7
sought.                                                              ARBITRATION

5.2.4.    If a fixed limit of Construction Cost   7.1    Claims,  disputes  or  other  matters   in
(adjusted as provided in Subparagraph 5.2.3) is   question  between the parties to  this  Agreement
exceeded  by  the  lowest  bona  fide  bid   or   arising  out of or relating to this Agreement  or
negotiated proposal, the Owner shall:             breach  thereof shall be subject to  and  decided
                                                  by    arbitration   in   accordance   with    the
   .1     give  written approval of an increase   Construction  Industry Arbitration Rules  of  the
    in such fixed limit;                          American  Arbitration  Association  currently  in
                                                  effect   unless   the  parties   mutually   agree
   .2     authorize  rebidding or renegotiating   otherwise.
    of the Project within a reasonable time;
                                                  7.2   Demand  for arbitration shall be  filed  in
   .3      if   the   Project   is   abandoned,   writing  with  the other party to this  Agreement
    terminate   in  accordance  with  Paragraph   and  with  the  American Arbitration Association.
    8.3; or                                       A  demand for arbitration shall be made within  a
                                                  reasonable  time  after  the  claim,  dispute  or
   .4     cooperate  in  revising  the  Project   other  matter  in  question has  arisen.   In  no
    scope  and  quality as required  to  reduce   event  shall the demand for arbitration  be  made
    the Construction Cost.                        after  the  date  when institution  of  legal  or
                                                  equitable   proceedings  based  on  such   claim,
5.2.5.   If the Owner chooses to proceed  under   dispute  or  other  matter in question  would  be
Clause    5.2.4.4,   the   Architect,   without   barred    by    the   applicable   statutes    of
additional  charge, shall modify  the  Contract   limitations.
Documents as necessary to comply with the fixed
limit,  if established as a condition  of  this
Agreement.   The   modification   of   Contract
Documents shall be the limit of the Architect's
responsibility arising out of the establishment
of  a  fixed  limit.   The Architect  shall  be
entitled  to  compensation in  accordance  with
this Agreement for all


                                                                                            Page #8

7.3   No arbitration arising out of or relating   seven  days' written notice to the Owner, suspend
to    this   Agreement   shall   include,    by   performance  of  services under  this  Agreement.
consolidation, joinder or in any other  manner,   Unless  payment  in  full  is  received  by   the
an  additional person or entity not a party  to   Architect  within seven days of the date  of  the
this   Agreement,  except  by  written  consent   notice,  the suspension shall take effect without
containing   a  specific  reference   to   this   further notice.  In the event of a suspension  of
Agreement  signed by the Owner, Architect,  and   services,  the Architect shall have no  liability
any other person or entity sought to be joined.   to  the  Owner  for  delay or damage  caused  the
Consent  to arbitration involving an additional   Owner because of such suspension of services.
person  or entity shall not constitute  consent
to  arbitration of any claim, dispute or  other   8.6   In  the event of termination not the  fault
matter in question not described in the written   of   the   Architect,  the  Architect  shall   be
consent or with a person or entity not named or   compensated  for  services  performed  prior   to
described therein.  The foregoing agreement  to   termination, together with Reimbursable  Expenses
arbitrate  and  other agreements  to  arbitrate   then  due and all Termination Expenses as defined
with   an  additional  person  or  entity  duly   in Paragraph 8.7.
consented  to by the parties to this  Agreement
shall be specifically enforceable in accordance   8.7   Termination  Expenses are  in  addition  to
with   applicable  law  in  any  court   having   compensation  for Basic and Additional  Services,
jurisdiction thereof.                             and   include   expenses   which   are   directly
                                                  attributable    to   termination.     Termination
7.4   The  award rendered by the arbitrator  or   Expenses  shall  be computed as a  percentage  of
arbitrators shall be final, and judgment may be   the  total  compensation for Basic  Services  and
entered  upon it in accordance with  applicable   Additional  Services  earned  to  the   time   of
law in any court having jurisdiction thereof.     termination, as follows:

                   ARTICLE 8                         .1       Twenty    percent   of   the    total
          TERMINATION, SUSPENSION OR                   compensation   for  Basic   and   Additional
                  ABANDONMENT                          Services   earned  to  date  if  termination
                                                       occurs before or during the predesign,  site
8.1  This Agreement may be terminated by either        analysis, or Schematic Design Phases; or
party  upon  not less than seven days'  written
notice    should   the   other    party    fail      .2     Ten  percent  of the total compensation
substantially to perform in accordance with the        for Basic and Additional Services earned  to
terms of this Agreement through no fault of the        date   if  termination  occurs  during   the
party initiating the termination.                      Design Development Phase; or

8.2   If the Project is suspended by the  Owner      .3     Five  percent of the total compensation
for   more   than  30  consecutive  days,   the        for  Basic and Additional Service earned  to
Architect  shall  be compensated  for  services        date   if  termination  occurs  during   any
performed  prior to notice of such  suspension.        subsequent phase.
When  the  Project is resumed, the  Architect's
compensation  shall  be equitably  adjusted  to                       ARTICLE 9
provide   for   expenses   incurred   in    the               MISCELLANEOUS PROVISIONS
interruption and resumption of the  Architect's
services.                                         9.1   Unless  otherwise provided, this  Agreement
                                                  shall  be  governed by the law of  the  principal
8.3   This Agreement may be terminated  by  the   place of business of the Architect.
Owner  upon  not less than seven days'  written
notice  to the Architect in the event that  the   9.2  [Intentionally omitted.]
Project  is  permanently  abandoned.   If   the
Project is abandoned by the Owner for more than   9.3   Causes  of  action between the  parties  to
90   consecutive   days,  the   Architect   may   this Agreement pertaining to acts or failures  to
terminate  this  Agreement  by  giving  written   act  shall  be  deemed to have  accrued  and  the
notice.                                           applicable   statutes   of   limitations    shall
                                                  commence  to run not later than either  the  date
8.4   Failure of the Owner to make payments  to   of  Substantial Completion for acts  or  failures
the Architect in accordance with this Agreement   to    act    occurring   prior   to   Substantial
shall  be considered substantial nonperformance   Completion, or the date of issuance of the  final
and cause for termination.                        Certificate for Payment for acts or

8.5 If the Owner fails to make payment when due the Architect for services and expenses, the Architect may, upon


                                                                                            Page #9

failures  to  act  occurring after  Substantial               PAYMENTS TO THE ARCHITECT
Completion.
                                                  10.1 DIRECT PERSONNEL EXPENSE
9.4   The Owner and Architect waive all  rights
against each other and against the contractors,   10.1.1    Direct Personnel Expense is defined  as
consultants, agents and employees of the  other   the  direct salaries of the Architect's personnel
for damages, but only to the extent covered  by   engaged  on  the Project and the portion  of  the
property  insurance during  construction.   The   cost    of    their   mandatory   and   customary
Owner  and Architect each shall require similar   contributions and benefits related thereto,  such
waivers from their contractors, consultants and   as  employment taxes and other statutory employee
agents.                                           benefits,   insurance,  sick   leave,   holidays,
                                                  vacations,  pensions  and  similar  contributions
9.5   The  Owner  and Architect,  respectively,   and benefits.
bind  themselves,  their partners,  successors,
assigns and legal representatives to the  other   10.2 REIMBURSABLE EXPENSES
party  to  this Agreement and to the  partners,
successors,  assigns and legal  representatives   10.2.1     Reimbursable Expenses are in  addition
of   such  other  party  with  respect  to  all   to   compensation   for  Basic   and   Additional
covenants of this Agreement.  Neither Owner nor   Services  and  include expenses incurred  by  the
Architect  shall assign this Agreement  without   Architect    and   Architect's   employees    and
the written consent of the other.                 consultants  in the interest of the  Project,  as
                                                  identified in the following Clauses.
9.6   This Agreement represents the entire  and
integrated  agreement  between  the  Owner  and   10.2.1.1    Expenses   of    transportation    in
Architect    and    supersedes    all     prior   connection   with   the  Project;   expenses   in
negotiations,  representations  or  agreements,   connection  with  authorized out-of-town  travel;
either written or oral.  This Agreement may  be   long-distance communications; and fees  paid  for
amended  only by written instrument  signed  by   securing    approval   of   authorities    having
both Owner and Architect.                         jurisdiction over the Project.

9.7   Nothing contained in this Agreement shall   10.2.1.2  Expense of reproducing photographs and
create  a  contractual relationship with  or  a   other  documents  other than those  used  by  the
cause  of  action  in favor of  a  third  party   Architect for his Consultants or in-house use.
against either the Owner or Architect.
                                                  10.2.1.3  If authorized in advance by the  Owner,
9.8    Unless   otherwise  provided   in   this   expense  of  overtime work requiring higher  than
Agreement,   the   Architect  and   Architect's   regular rates.
consultants  shall  have no responsibility  for
the  discovery, presence, handling, removal  or   10.2.1.4    Expense  of  additional   renderings,
disposal of or exposure of persons to hazardous   artwork,  not  provided for by Architect,  and/or
materials  in  any  form at the  Project  site,   models and mock-ups as specifically requested  by
including but not limited to asbestos, asbestos   the Owner for his exclusive use on the Project.
products,  polychlorinated  biphenyl  (PCB)  or
other toxic substances.                           10.2.1.5    Expense   of   additional   insurance
                                                  coverage   or   limits,  including   professional
9.9   The  Architect shall have  the  right  to   liability  insurance, requested by the  Owner  in
include  representations of the design  of  the   excess  of that normally carried by the Architect
Project,  including photographs of the exterior   and Architect's consultants.
and interior, among the Architect's promotional
and  professional materials.   The  Architect's   10.2.1.6  [Intentionally omitted.]
materials   shall  not  include   the   Owner's
confidential or proprietary information if  the   10.3 PAYMENTS ON ACCOUNT OF BASIC SERVICES
Owner  has previously advised the Architect  in
writing  of the specific information considered   10.3.1     An  initial payment as  set  forth  in
by the Owner to be confidential or proprietary.   Paragraph 11.1 is the minimum payment under  this
The owner shall provide professional credit for   Agreement.
the  Architect on the construction sign and  in
the promotional materials for the Project.

                  ARTICLE 10

                                                                                           Page #10

10.3.2.     Subsequent   payments   for   Basic   SERVICES
Services  shall  be  made  monthly  and,  where
applicable, shall be in proportion to  services   10.4.1     Payments on account of the Architect's
performed within each phase of service, on  the   Additional    Services   and   for   Reimbursable
basis set forth in subparagraph 11.2.2.           Expenses  shall be made monthly upon presentation
                                                  of   the   Architect's  statement   of   services
10.3.3.    If and to the extent that  the  time   rendered or expenses incurred.
initially established in Subparagraph 11.5.1 of
this  Agreement is exceeded or extended through   10.5 PAYMENTS WITHHELD
no fault of the Architect, compensation for any
services rendered during the additional  period   10.5.1.    No deductions shall be made  from  the
of  time  shall be computed in the  manner  set   Architect's  compensation on account of  penalty,
forth in subparagraph 11.3.2.                     liquidated  damages or other sums  withheld  from
                                                  payments  to  contractors, or on account  of  the
10.3.4.    When  compensation  is  based  on  a   cost of changes in the Work other than those  for
percentage   of  Construction  cost   and   any   which the Architect has been found to be liable.
portions   of  the  Project  are   deleted   or
otherwise  not  constructed,  compensation  for   10.6 ARCHITECT'S ACCOUNTING RECORDS
those  portions of the Project shall be payable
to  the extent services are performed on  those   10.6.1.    Records of Reimbursable  Expenses  and
portions,  in accordance with the schedule  set   expenses  pertaining to Additional  Services  and
forth in Subparagraph 11.2.2, based on (1)  the   services performed on the basis of a multiple  of
lowest bona fide bid or negotiated proposal, or   Direct  Personnel Expense shall be  available  to
(2) if no such bid or proposal is received, the   the    Owner    or    the   Owner's    authorized
most    recent    preliminary    estimate    of   representative at mutually convenient times.
Construction  Cost  or  detailed  estimate   of
construction  Cost  for such  portions  of  the
Project.

10.4 PAYMENTS ON ACCOUNT OF ADDITIONAL


                           ARTICLE 11
                      BASIS OF COMPENSATION

The Owner shall compensate the Architect as follows:

11.1 AN INITIAL PAYMENT of ZERO Dollars ($ -0- ) shall be made upon execution of this Agreement and credited to the Owner's account at final payment.

11.2 BASIC COMPENSATION

11.2.1 FOR BASIC SERVICES, as described in Article 2, and any other services included in Article 12 as part of Basic Services, Basic Compensation shall be computed as follows: (Insert basis of compensation, including stipulated sums, multiples or percentages, and identify phases to which particular methods of compensation apply, if necessary.)

BASIC COMPENSATION SHALL BE THE ARCHITECTURAL AND ENGINEERING FEE, CALCULATED AT 4.25 PERCENT (%) OF ACTUAL CONSTRUCTION COSTS
INCLUDING   SPECIALTY  EQUIPMENT  (I.E.  FOOD  AND  BAR   SERVICE
EQUIPMENT, ELEVATORS, LIGHTING, SOUND EQUIPMENT, ETC., AND ACTUAL F.F. & E. BUYOUT, WHICH INCLUDE: WALLCOVERING, CARPET, SPECIALTY
LIGHTING,  FIXTURES, FURNISHINGS, MILLWORK AND  FINISHER).   THIS
ARCHITECTURAL AND ENGINEERING FEE WOULD EQUAL TO 4.25 PERCENT (%) OF THE CONSTRUCTION/F.F.&E, COSTS, OR THREE-HUNDRED-FOUR-THOUSAND-SIX-HUNDRED-THREE DOLLARS ($304,603.00)

A  PAYMENT EQUAL TO 1/6 OF THE BASIC COMPENSATION SHALL  BE  PAID
MONTHLY  TO  THE  ARCHITECT COMMENCING ON  24  OCTOBER  1997  AND
CONTINUING  ON  THE 24TH DAY OF EACH AND EVERY  MONTH  THEREAFTER
THROUGH AND INCLUDING 24 MARCH 1998.

11.2.2. Where compensation is based on a stipulated sum or percentage of Construction Cost, progress payments for Basic Service in each phase shall total the following percentages of the total Basic Compensation payable: (Insert additional phases as appropriate.)


Schematic Design Phase:              N/A percent (  %)
Design Development Phase:                percent (  %)
Construction Documents Phase:            percent (  %)

                                                       Page #12

Bidding or Negotiation Phase:            percent (  %)
Construction Phase:                      percent (  %)

11.3 COMPENSATION FOR ADDITIONAL SERVICES

11.3.1. FOR PROJECT REPRESENTATION BEYOND BASIC SERVICES, as described in Paragraph 3.2, compensation shall be computed as follows:

COMPENSATION SHALL BE PAID TO THE ARCHITECT IN AN AMOUNT  AND  AT
THE  TIMES  AS  MAY BE AGREED UPON BETWEEN OWNER  AND  ARCHITECT,
SHOULD  PROJECT REPRESENTATION BEYOND BASIC SERVICES BE  REQUIRED
AN AUTHORIZED BY OWNER.

11.3.2. FOR ADDITIONAL SERVICES OF THE ARCHITECT, as described in Articles 3 and 12, other than (1) Additional Project Representation, as described an Paragraph 3.2, and (2) services included in Article 12 as part of Basic Services, but excluding services of consultants, compensation shall be computed as follows:
(INSERT BASIS OF COMPENSATION, INCLUDING RATES AND/OR MULTIPLES OF DIRECT PERSONNEL EXPENSE FOR PRINCIPALS AND EMPLOYEES, AND IDENTIFY PRINCIPALS AND CLASSIFY EMPLOYEES, IF REQUIRED. IDENTIFY SPECIFIC SERVICES TO WHICH PARTICULAR METHODS OF COMPENSATION APPLY, IF NECESSARY.)

SCHEDULE OF RATES (AS OF 03/25/98)

PRINCIPAL/MANAGER             $125.00 PER HOUR
PROJECT ARCHITECT:            $105.00 PER HOUR
DESIGNER/DRAFTSMAN:           $ 75.00 PER HOUR
COMPUTER TECHNICIAN:          $ 45.00 PER HOUR
SECRETARIAL/CLERK:            $ 35.00 PER HOUR

11.3.3 FOR ALL ADDITIONAL SERVICES OF CONSULTANTS, including additional structural, mechanical and electrical engineering services and those provided under Subparagraph 3.4.19 or identified in Article 12 as part of Additional Services, a multiple of ZERO ( -0-) times the amounts billed to the Architect for such services.
(IDENTIFY  SPECIFIC  TYPES  OF  CONSULTANTS  IN  ARTICLE  12,  IF
REQUIRED)

11.4 REIMBURSABLE EXPENSES

11.4.1 FOR REIMBURSABLE EXPENSES, as described in Paragraph 10.2, and any other items included in Article 12 as Reimbursable Expenses, a multiple of ZERO ( -0- ) times the expenses incurred by the Architect, the Architect's employees and consultants in the interest of the Project.

11.5 ADDITIONAL PROVISIONS

11.5.1. IF THE BASIC SERVICES covered by this Agreement have not been completed within TWENTY ( 20 ) months of the date hereof, through no fault of the Architect, extension of the Architect's services beyond that time shall be compensated as provided in Subparagraphs 10.3.3 and 11.3.2.

11.5.2. Payments are due and payable TWENTY-ONE ( 21 ) days from the date of the Architect's invoice. Amounts unpaid TWENTY-TWO ( 22 ) days after the invoice date shall bear interest at the rate entered below, or in the absence thereof at the legal rate prevailing from time to time at the principal place of business of the Architect.

(INSERT RATE OF INTEREST AGREED UPON.)

CURRENT PRIME RATE OF INTEREST PLUS TWO (2%) PERCENT AS THAT RATE
IS ESTABLISHED BY BANK OF AMERICA OF NEVADA.

(USURY LAWS AND REQUIREMENTS UNDER THE FEDERAL TRUTH IN LENDING ACT, SIMILAR STATE AND LOCAL CONSUMER CREDIT LAWS AND OTHER REGULATIONS AT THE OWNER'S AND ARCHITECT'S PRINCIPAL PLACES OF BUSINESS, THE LOCATION OF THE PROJECT AND ELSEWHERE MAY AFFECT THE VALIDITY OF THIS PROVISION. SPECIFIC LEGAL ADVICE SHOULD BE OBTAINED WITH RESPECT TO DELETIONS OR MODIFICATIONS, AND ALSO REGARDING REQUIREMENTS SUCH AS WRITTEN DISCLOSURE OR WAIVERS.)


11.5.3     The  rates  and  multiples set  forth  for  Additional
Services shall be annually adjusted in accordance with normal salary review practices of the Architect.

                                                       Page #12

                           ARTICLE 12
                  OTHER CONDITIONS OR SERVICES

(INSERT  DESCRIPTIONS  OF  OTHER  SERVICES,  IDENTIFY  ADDITIONAL
SERVICES INCLUDED WITHIN BASIC COMPENSATION AND MODIFICATIONS  TO
THE PAYMENT AND COMPENSATION TERMS INCLUDED IN THIS AGREEMENT.)

     ARCHITECT'S RELATIONSHIP WITH CONTRACTOR:

12.1 THE OWNER ACKNOWLEDGES THAT THE ARCHITECT ON THE PROJECT IS A PROFESSIONAL CORPORATION WHICH IS OWNED BY ANTHONY A. MARNELL II, WHO, IN ADDITION TO BEING A LICENSED ARCHITECT WITHIN THE
STATE OF NEVADA, IS ALSO THE MAJORITY STOCKHOLDER OF MARNELL CORRAO ASSOCIATES, INC., THE CONTRACTOR ON THE PROJECT. THE
OWNER ACKNOWLEDGES THIS RELATIONSHIP BETWEEN ARCHITECT AND CONTRACTOR AND ACCEPTS IN EVERY RESPECT THIS CLOSE ASSOCIATION BETWEEN TWO OF THEM. IN LIGHT OF THE SPECIAL RELATIONSHIP EXISTING BETWEEN THE ARCHITECT AND CONTRACTOR, THE OWNER AGREES THAT IN CASE OF TERMINATION OF THE CONTRACTOR FOR WHATEVER REASON, THE TERMS AND CONDITIONS OF THIS AGREEMENT WILL, AT THE OPTION OF THE ARCHITECT, BE RENEGOTIATED, THE OWNER AND ARCHITECT AGREE THAT ALL DOCUMENTS PROVIDED HEREIN SHALL BE SOLELY FOR USE ON THIS PROJECT, AND THE OWNER UNDERSTANDS AND AGREES THAT MARNELL CORRAO ASSOCIATES, INC., SHALL BE THE GENERAL CONTRACTOR ON THE PROJECT.

     OWNER'S PROJECT REPRESENTATIVE:

12.2 THE OWNER SHALL DESIGNATE REPRESENTATIVE(S) AUTHORIZED TO ACT IN THE OWNER'S BEHALF WITH RESPECT TO THIS PROJECT. THE OWNER OR SUCH AUTHORIZED REPRESENTATIVE(S) SHALL EXAMINE THE DOCUMENTS SUBMITTED BY THE ARCHITECT AND SHALL RENDER DECISIONS PERTAINING THERETO PROMPTLY TO AVOID UNREASONABLE DELAY IN THE PROGRESS OF THE ARCHITECT'S SERVICES. FOR PURPOSES OF THIS AGREEMENT, THE REPRESENTATIVE(S) SHALL BE CARY REHM.

     INSURANCE:

12.3 THE ARCHITECT SHALL EFFECT AND MAINTAIN INSURANCE TO PROTECT HIMSELF FROM CLAIMS UNDER WORKMEN'S COMPENSATION ACTS; CLAIMS FOR DAMAGES BECAUSE OF BODILY INJURY INCLUDING PERSONAL INJURY, SICKNESS OR DISEASE, OR DEATH OF ANY OF HIS EMPLOYEES, AND FOR CLAIMS FOR DAMAGES BECAUSE OF INJURY TO OR DESTRUCTION OF TANGIBLE PROPERTY INCLUDING LOSS OF USE OF RESULTING THEREFROM; AND FROM CLAIMS ARISING OUT OF THE PERFORMANCE OF PROFESSIONAL SERVICES CAUSED BY ANY ERRORS, OMISSIONS OR NEGLIGENT ACTS OF THE ARCHITECT. ARCHITECT SHALL SECURE PROFESSIONAL LIABILITY INSURANCE IN THE AMOUNT OF ONE MILLION DOLLLARS ($1,000,000) AND SHALL REMAIN IN FULL FORCES AND EFFECT DURING THE ENTIRE COURSE OF THE WORK AND SHALL ENDEAVOR TO MAINTAIN THAT DOLLAR AMOUNT OF INSURANCE FOR A PERIOD OF SEVEN (7) YEARS AFTER COMPLETION OF THE PROJECT.

     OTHER SERVICES:

12.4 THE ARCHITECT SHALL FURNISH THE SERVICES TO PROVIDE AND BE RESPONSIBLE FOR ANY SUBMISSION AND/OR THE COORDINATION REQUIRED TO GAIN APPROVAL BY ANY PUBLIC OR PRIVATE COMPANY AND/OR OTHER GOVERNMENTAL AGENCIES HAVING JURISDICTION OVER THE PROJECT INCLUDING THE PARADISE TOWN BOARD, CLARK COUNTY PLANNING COMMISSION; CLARK COUNTY COMMISSIONERS; CLARK COUNTY DEPARTMENT OF BUILDING AND SAFETY; CLARK COUNTY FIRE DEPARTMENT; STATE OF NEVADA FIRE MARSHALL; LAS VEGAS VALLEY WATER DISTRICT; CLARK COUNTY SANITATION DISTRICT; NEVADA POWER COMPANY; CENTRAL TELEPHONE COMPANY AND SOUTHWEST GAS CORPORATION.

WHERE INDIVIDUALS ARE SPECIFICALLY DESIGNATED, OWNER AND ARCHITECT GRANT EACH OTHER THE RIGHT TO SUBSTITUTE OTHER INDIVIDUALS IN THE EVENT OF DEATH, DISABILITY, OR DISMISSAL WITH APPROVAL OF THE OTHER PARTY WITH SUCH APPROVAL NOT TO BE UNREASONABLY WITHHELD.

THE  ARCHITECT SHALL PROVIDE LIEN RELEASES FOR THE  PROJECT  FROM
ALL CONSULTANTS UPON COMPLETION AND FINAL PAYMENT FOR THE PROJECT
TO ARCHITECT, ONLY IF REQUESTED BY OWNER.

                                                        Page #13

This Agreement entered into as of the day and year first written above.

OWNER                               ARCHITECT


/S/ John Lipkowitz                  /S/ Anthony A. Marnell II
(SIGNATURE) John Lipkowitz          (SIGNATURE)
(PRINTED NAME AND TITLE) Exec. VP   ANTHONY A. MARNELL, ARCHITECT
                                    (PRINTED NAME AND TITLE)

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           ASSIGNMENT OF INTELLECTUAL PROPERTY RIGHTS

         AGREEMENT made this ______ day ___________, 19_____,  by
and between A.A. Marnell II Chtd., with offices located at 4495 South Polaris Avenue, Las Vegas 89103 (hereinafter call ("Assignor") and RIO PROPERTIES, INC., a Nevada corporation, with offices located at 3700 W. Flamingo Road, Las Vegas, Nevada 89103 (hereinafter call "Assignee").

                            RECITALS

     WHEREAS,  Assignor  has created and authored  various  Works
          (hereinafter "Works"), included but not limited to the hotel and related facility concepts, names, plans, designs, schematics, blue prints, renderings, color applications and layouts for the Rio Hotel and Casino in Las Vegas, Nevada, all of which constitute protectable intellectual properties including, but not limited to copyright, patent and trade secret interests, which may give rise to trademark and trade dress rights, (hereinafter "Interests"); all pursuant to Architectural Agreement entered into by and between Assignor and Assignee dated _________________.

     WHEREAS, Assignor desires to transfer entire ownership in the Work(s), and all Interest therein, to Assignee for which Assignee has agreed to give Assignor adequate consideration;

    WHEREAS,  Assignor and Assignee further acknowledge that such an Agreement must be in writing and signed by Assignor in order to be valid and binding, the Parties thus agree that this Assignment shall constitute that writing.

      IT IS THEREFORE agreed between Assignor and Assignee as follows:

     1.    Grant of Rights.    Assignor hereby grants, transfers,
assigns, and conveys to Assignee, its successors and assigns, the entire title, right, interest, ownership and all subsidiary rights  in  and  to the Works, and all Interests  therein,  which
Assignor may possess as the author or owner of the Works.   Those
Works shall include but not be limited to those Works set forth in Attachment I attached hereto and incorporated herein by reference. Said Grant of Rights shall include but not be limited to Assignor agreeing to assist and aid Assignee in any efforts or
actions   undertaken  by  Assignee  to  protect   the   Interests
applicable to the Works, such actions including but not limited to securing registration of copyrights, trademarks (Federal or
state),   trade  dress,  or  patent(s)  therein  which  resulting
registrations  shall be in Assignee's name as claimant,  and  the
right  to  secure  renewals,  reissues,  and  extension  of   any
Intellectual Property interests in the United States of America or any foreign country.
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     2.   Consideration.      Assignor and Assignee further agree
and acknowledge that the consideration for Assignment by Assignor shall be deemed to be (20%) twenty percent of architectural fees to be paid pursuant to above referred Agreements. The Parties hereto further agree that said consideration is full and adequate compensation for such Assignment by the Assignor to the Assignee.

     3.    Warranty of Interests.        Assignor hereby confirms
and warrants to Assignee that as of the date of this Assignment, Assignor is the lawful owner of good and marketable title in and to all of the Works and Interests there in described and has the full legal rights to assign the same.

     4.    Execution of Future Documents.     The Assignee agrees
to execute and deliver to Assignor any and all documents that may be necessary or are helpful to the Assignee in securing or perfecting the registration of the rights conveyed herein.

     5.    Miscellaneous Provisions.     The following provisions
shall further apply to this assignment:

          a. Scope of Agreement. All terms of this agreement are applicable to any portion or part of the Works, as well as the Works in their entirety.

          b.    Construction.   For purposes of  construction  of
          this Agreement, the language used herein shall be construed as the language of both parties and neither party shall be deemed the draftee.

          c. Notices. Any notice which either party desires to give to the other in connection with this Agreement shall be give in writing and shall be mailed by certified mail or by registered mail to the address herein set forth, return receipt requested, and such notice shall be deemed to have been received by the other party upon such mailing. Each party may change its address by written notice in accords with this provision.

          d. Waiver. The failure of either party to insist on strict compliance with any of the terms, covenants, or condition of this agreement by the other party shall not be deemed a waiver of that term, covenant, or condition, nor shall any waiver or relinquishment of any right or power for all or any other time.

          e. Arbitration. In the event a dispute arises between the parties as to any term or condition in this Agreement, the parties agree to resolve such dispute by submitting the dispute to binding arbitration before the Nevada Arbitration Association, or American Arbitration Association in Las Vegas, Nevada. The decision of the Arbitration shall be conclusive and enforceable by any court of competent jurisdiction. The prevailing party shall be entitled to its reasonable attorney fees.

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          f.   Interpretation  and  Enforcement.   This Agreement
          shall be interpreted under applicable intellectual property laws of the United States, including but not limited to the Copyright Act, the Trademark Act as Revised, patent laws of the United States, as well as any other and such applicable laws of the State of Nevada.

          g. Severability. All non-material terms and conditions of this Agreement shall be severable one from the other so should any provision be held illegal or unenforceable by a competent court of jurisdiction, the remaining provisions shall remain in effect.

          h. This agreement constitutes the entire agreement between the Parties hereto relating as to transfer of Assignor's rights in the Works and supersedes any prior oral or written agreement or understanding between the parties relating to such rights in said Works(s).

     IN WITNESS WHEREOF and intended to be legally bound by, the Parties have hereunder set their hands, the day and the first year written above.





/S/ Anthony A. Marnell II, Assignor  /S/ John Lipkowitz, Assignee
--------------------                 -------------------
Anthony A. Marnell II,              RIO PROPERTIES, INC.
Chartered                            By:  John Lipkowitz
By:  Anthony A. Marnell II           Its: Exec. VP
     its President

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